As filed with the Securities and Exchange Commission on April 29, 2020

Registration No.333-148723

Registration No.811-22172

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. (358)	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. (359)	☒

WORLD FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235

(Address of Principal Executive Offices)

(804) 267-7400

(Registrant’s Telephone Number)

 The Corporation Trust Co.

Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copy to:

John H. Lively

 Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b);
☐	On __________ pursuant to paragraph (b);
☐	60 days after filing pursuant to paragraph (a)(1);
☐	on ____________ pursuant to paragraph (a)(1);
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on _____________ (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: shares of beneficial interest.

PROSPECTUS

May 1, 2020

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

INSTITUTIONAL SHARES (Ticker: HLRRX)

PLATFORM SHARES (Ticker: HLPPX)

Z SHARES (Ticker: HLZZX)

REMS REAL ESTATE INCOME 50/50 FUND

INSTITUTIONAL SHARES (Ticker: RREIX)

PLATFORM SHARES (Ticker: RREFX)

Z SHARES (Ticker: RREZX)

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND

INSTITUTIONAL SHARES (Ticker: REIFX)

PLATFORM SHARES (Ticker: REIYX)

Z SHARES (Ticker: REIZX)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

This prospectus describes REMS Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund, and REMS International Real Estate Value-Opportunity Fund (the “Funds”). The Funds are authorized to offer three classes of shares, all of which are offered by this prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available at www.remsgroupfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY – REMS Real Estate Value-Opportunity Fund

Investment Objective

The REMS Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Platform Shares	Z Shares
Management Fee	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	—	0.25%	—
Other Expenses
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.01%	0.01%	0.01%
Shareholder Services Plan	0.07%	0.25%	—
Other Expenses	0.38%	0.38%	0.38%
Total Other Expenses	0.46%	0.64%	0.39%
Total Annual Fund Operating Expenses	1.36%	1.79%	1.29%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.35)%	(0.53)%	(0.28)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	1.01%	1.26%	1.01%

(1)	Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$322	$558	$1,236

Platform Shares	$128	$400	$692	$1,523

Z Shares	$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 40.00% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is pursued through a “Value, Yield-Advantage” strategy (as described in more detail below) through investment in public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy often leads to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. Equity securities can consist of shares of REITs, and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs and real estate operating companies. The Fund does not invest in real estate directly.

The Value, Yield-Advantage strategy seeks to invest in companies that in the Adviser’s view have (i) underlying real estate assets that are trading at a discount to the private market value of such assets and (ii) have an above-average dividend yield or strong free cash flow. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company -specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings, which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally be U.S. issuers that are considered by the Adviser to be undervalued relative to the value of the underlying real estate.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, the investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds when appropriate.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risk. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, products, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The amount of the Fund’s borrowings, and the interest rates at which the Fund borrows, in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may not exceed 30% of the Fund’s total assets. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may incur expenses in selling securities short. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk and Related Risk.”

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.remsgroupfunds.com or by calling toll-free (800) 673-0550.

The Fund acquired the assets and assumed the historical performance of another mutual fund (the “Predecessor Fund”) on November 25, 2005. The performance shown in the table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the “Partnership”). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Fund; if it had been, the Partnership’s performance may have been lower. Additionally, on August 15, 2014, the Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust (the “Reorganization”). The performance information shown below is based upon the average total returns of the Fund (which, as noted above, includes the performance of the Fund prior to the Reorganization). The performance information below is intended to serve as an illustration of the variability of the Fund’s returns. The Fund’s fee and expense structure prior to the Reorganization was different and could have impacted results.

The following bar chart shows the annual returns for the Institutional Shares of the Fund for the previous ten calendar years. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

REMS Real Estate Value-Opportunity Fund
(Institutional Shares)
Calendar Year Total Returns

0.4
0.3
0.2
0.1
0
-0.1
-0.2
32.98%
-2.29%
29.17%
14.75%
18.48%
-0.95%
9.89%
-1.36%
-13.63%
31.75%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

 During the periods shown, the highest quarterly return was 16.52% (quarter ended December 31, 2011) and the lowest quarterly return was -20.78% (quarter ended September 30, 2011).

Average Annual Returns for Periods Ended December 31, 2019*

The table below shows how average annual total returns of the Fund’s Institutional Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership’s operations (December 1, 1999 to December 16, 2002). The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund	Since Inception of the Partnership
Institutional Shares	31.75%	4.09%	10.80%	9.50% (12/16/02)	10.69% (12/1/99)
Platform Shares	31.53%	3.83%	10.53%	10.46% (12/22/09)	N/A
Return After Taxes – Institutional Shares	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund (12/16/02)	Since Inception of the Partnership (12/1/1999)
Return After-Taxes on Distributions	30.45%	1.49%	8.77%	7.10%	N/A
Return After-Taxes on Distributions and Sale of Fund Shares	19.92%	2.36%	8.34%	7.01%	N/A
MSCI US REIT Index** (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	11.93%	10.74%	11.53%
NAREIT Equity Index** (reflects no deduction for fees, expenses or taxes)	26.00%	7.21%	11.94%	10.67%	11.29%

* As of December 31, 2019, there were no Z Shares outstanding for the Fund.

**Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI US REIT Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the NAREIT Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports the NAREIT Equity Index’s performance for one year from the date of the change.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Edward W. Turville, CFA, Managing Director, has been a Portfolio Manager to the Fund since its inception.

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the Fund since May 2019.

John Webster, President, has been a Portfolio Manager to the Fund since January 2015.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” in the prospectus.

FUND SUMMARY – REMS Real Estate Income 50/50 Fund

Investment Objective

The REMS Real Estate Income 50/50 Fund (the “Fund”) seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Platform Shares	Z Shares
Management Fee	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	—	0.25%	—
Other Expenses
Borrowing Costs	0.09%	0.08%	0.09%
Shareholder Services Plan	0.10%	0.20%	—
Other Expenses	0.47%	0.47%	0.47%
Total Other Expenses	0.66%	0.75%	0.56%
Total Annual Fund Operating Expenses	1.11%	1.45%	1.01%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.42)%	(0.52)%	(0.32)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	0.69%	0.93%	0.69%

(1)	Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 0.60% of the Fund’s average daily net assets until April 30, 2031. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expenses on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Each of the numbers shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$70	$221	$384	$859

Platform Shares	$95	$296	$515	$1,143

Z Shares	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 19.70% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth. The Fund will pursue its income strategy through a portfolio target of 50% real estate preferred securities and 50% real estate common equities, rebalanced periodically to offset changes in market valuations. This strategy is intended to produce high relative portfolio income and longer-term potential for growth in asset value. The Adviser may shift the allocation between a minimum of 25% of either real estate common or preferred equities up to a maximum of 75% in either type if in its discretion another allocation within this range would better achieve the Fund’s objectives. This strategy often leads to investment in smaller capitalization companies (under $1B).

Under normal conditions, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by real estate investment trusts (“REITs”) and other real estate companies. The Fund does not invest in real estate directly.

In selecting Fund investments, the Adviser applies a proprietary real estate valuation model that is intended to identify companies whose underlying real estate assets trade at a discount to comparable private market valuations. The proprietary real estate valuation model is combined with in-depth industry and company specific research to narrow the investment options for the Fund. The Adviser under normal conditions seeks to invest Fund assets in income producing securities issued by real estate companies, consisting primarily of REITs, as well as investing in REIT preferred securities. The portfolio of securities in which the Fund invests will normally diversify a broad range of geographic regions, property types and tenants.

The portfolio generally will consist of securities of U.S. issuers. The real estate common equity securities generally will be of issuers considered by the Adviser to be undervalued and to have dividend yields greater than the MSCI US REIT equity index. In addition to attractive underlying real estate valuation, the Adviser will seek company fundamentals that may produce dividend increases over time.

When the Fund invests in preferred REIT securities and REIT debt securities it will typically focus on investment grade securities. These securities will be selected by the Adviser based on fundamental research on the issuer, the issuer’s corporate and capital structure, and the placement of the preferred or debt securities within that structure. In selecting investments in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risk. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The amount of the Fund’s borrowings and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Stock Market Risk. Stock prices in general rise and fall as a result of investor’s perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk and Related Risk.”

Performance Information

The Fund began operations on October 15, 1997 as the CSI Equity Fund (the “CSI Fund”). On April 4, 2011, the CSI Fund’s investment objective and policies were changed. As such, performance information prior to that time is not shown.

The Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the World Funds Trust (the “Trust”), a Delaware statutory trust, on August 15, 2014. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling toll free (800) 673-0550 or at www.remsgroupfunds.com.

The following bar chart shows the annual returns for the Institutional Shares of the Fund for each full calendar year since its investment objective and policies were changed. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

During the periods shown, the highest quarterly return was 15.49% (quarter ended March 31, 2019) and the lowest quarterly return was -9.05% (quarter ended December 31, 2018).

Average Annual Returns for Periods Ended December 31, 2019*

The table below shows how average annual total returns of the Fund’s Institutional and Platform Shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Since Inception (4/4/2011)
Institutional Shares	26.85%	6.04%	7.97%
Platform Shares	26.55%	5.77%	7.65%
Return After Taxes – Institutional Shares	One Year	Five Years	Since Inception (4/4/2011)
Return After-Taxes on Distributions	24.66%	3.20%	5.25%
Return After-Taxes on Distributions and Sale of Fund Shares	16.81%	3.58%	5.19%
MSCI US REIT Index** (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	9.75%
NAREIT Equity Index** (reflects no deduction for fees, expenses or taxes)	26.00%	7.21%	9.82%

* As of December 31, 2019, there were no Z Shares outstanding for the Fund.

**Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI US REIT Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the NAREIT Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports the NAREIT Equity Index’s performance for one year from the date of the change.

Investment Adviser

Real Estate Management Services Group, LLC (“REMS”) serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s Portfolio Managers are:

Edward W. Turville, CFA, Managing Director, has been a Portfolio Manager of the Fund since December 31, 2010.

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the Fund since May 2019.

John Webster, President, has been a Portfolio Manager of the Fund since January 2015.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to the sections of this prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” in the prospectus.

FUND SUMMARY – REMS International Real Estate Value-Opportunity Fund

Investment Objective

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)
	Institutional Shares	Platform Shares	Z Shares
Redemption Fee (as a % of amount redeemed, if applicable, on shares held less than ninety (90) days)	2.00%	2.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Platform Shares	Z Shares
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees Other Expenses	—	0.25%	—
Dividend Expense on Securities Sold Short and Interest Expense on Borrowing	0.19%	0.19%	0.20%
Shareholder Services Plan	0.09%	—	—
Other Expenses	0.39%	0.39%	0.39%
Total Other Expenses	0.67%	0.58%	0.59%
Total Annual Fund Operating Expenses	1.67%	1.83%	1.59%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.48%)	(0.39%)	(0.39%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement(1)	1.19%	1.44%	1.20%

(1)	Real Estate Management Services Group, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.00% of the Fund’s average daily net assets until April 30, 2021. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board of Trustees of the Trust (the “Board”). Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$121	$480	$862	$1,936
Platform Shares	$147	$538	$954	$2,116
Z Shares	$122	$464	$829	$1,856

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 34.10% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is pursued through a “Value, Yield-Advantage” strategy (as described in more detail below) through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1B). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of shares of REITs and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs or comparable foreign structures, and real estate operating companies. REITs and comparable foreign structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and which may have corporate tax advantages relative to other corporate structures. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

The Value, Yield-Advantage strategy seeks to invest in companies that in the Adviser’s view have (i) underlying real estate assets that are trading at a discount to the private market value of such assets and (i) have an above-average dividend yield or strong free cash flow. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants.

The Fund’s investment strategy also takes into account the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Adviser considers different factors, including environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Adviser considers include energy and resource efficiency, water use, land use, emissions and pollution, recycling and waste reduction, and risks due to climate change, among others. The social criteria the Adviser considers include employee policies that promote equal opportunity based on gender, race, religion, age, disability or sexual orientation, labor-management relations, health and safety, tenant engagement, community relations and land use planning, among others. Some of the governance criteria that the Adviser considers include reporting and disclosure, board diversity and independence, shareholder rights, executive pay, auditor independence, transparency, disclosure of political contributions, conflict of interests, ethics, bribery and corruption, among others. Other sustainability considerations include identifying companies that are: focused on building or renovating properties for low-income occupants; actively promoting ways to reduce energy consumption and waste from their operations; assigning personnel, including senior management, to implement and monitor for ESG related initiatives; incorporating ESG factors in their annual performance targets; providing open disclosure of their ESG targets and related performance, including disclosure regarding any failures to meet such targets; and, performing entity level assessments of ESG programs and related performance. The Adviser performs its own internal research as it relates to measuring an investment’s ESG criteria.

The items discussed above are illustrative and do not necessarily reflect the full range of ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the ESG criteria are applied in a particular situation. Companies in which the Fund may invest do not necessarily meet the highest standards in all aspects of ESG performance. We do believe that a well-managed company is one that considers ESG criteria when operating their business. These companies look for opportunities to improve relations with employees, consumers, communities and the environment. In addition, these companies tend to work towards improving in these areas, and, in our opinion, these efforts over the long-term will serve investors well.

In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowing. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund may also utilize leverage by taking short positions totaling up to 30% of the Fund’s total assets. The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, an investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds to pursue these strategies.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may also use put and call options on broad-based international equity real estate indices (or exchange traded funds (“ETFs”) that replicate such indices) for the purpose of hedging the Fund’s foreign currency risk and protecting the Fund from large drawdowns in periods of market weakness. In addition, the Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

While both leverage and shorting are permitted, neither is required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long-biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions

Although the Fund intends to invest primarily in equity securities, the Fund may hold for extended periods of time a significant portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit and short-term debt obligations, either due to pending investments or when investment opportunities are limited.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risks. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws. A REIT that receives dividend income from a foreign corporation may be subject to foreign withholding tax on such income, which will reduce the economic return.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

To the extent the Fund invests in foreign REITs, its distributions may be subject to withholding tax. The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends. Thus, an investment in the Fund may not be suitable for taxable entities.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Foreign Currency Risk. Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The amount of borrowings from banks, including the rates at which the Fund can borrow in particular and other forms of leverage (e.g., short selling – see Short Sales Risk below), will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage; the Fund’s return would be lower than if leverage had not been used.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may also cover its short positions by segregating an amount of the cash or liquid securities on its records equal to the market price of the securities sold short. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market and Related Risk.”

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Investment Style Risk. The Fund pursues a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. In light of the Fund’s investment strategies, this approach to investing focuses on the value of the underlying real estate assets of the issuers in which the Fund may invest, or the dividend yield rate or free cash flow of such issuers. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, value investing can result in holding portfolios of securities that continue to be undervalued by the markets for long periods of time, thus preventing realization of what the Adviser believes to be the value of the position.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Hedging Risk. The Fund may utilize put and call options for the purpose of hedging certain of the Fund’s risks. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness or efficiency of the attempted hedging.

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. Successful use by the Fund of options on stock indices will be subject to its ability to correctly predict movements in the direction of the securities or of a particular market segment.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedged fluctuates to a degree or in a direction that is not anticipated.

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

The risks associated with the instruments in this section may be significant. The utilization of these types of instruments can magnify losses more than other types of investments. The extent of losses to which the Fund may be exposed as a result of its use of these derivative instruments is not limited.

ESG Investing Risk. The Fund’s ESG investment strategy may select or exclude securities of certain issuers for reasons other than performance and as a result the Fund may underperform funds that do not utilize an ESG investment screening process. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Adviser or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.remsgroupfunds.com or by calling toll-free (800) 673-0550.

The following bar chart shows the annual returns for the Institutional Shares (previously Founders Shares) of the Fund for each full calendar year since its inception. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

Year-By-Year Annual Returns

During the periods shown, the highest quarterly return was 12.59% (quarter ended March 31, 2019) and the lowest quarterly return was -6.33% (quarter ended December 31, 2018).

Average Annual Total Returns for the Period Ended December 31, 2019*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	5 Years	Since Inception
Institutional Class Shares	21.48%	7.30%	6.47% (3/19/2014)
Z Class Shares	21.44%	N/A	6.65% (4/20/2018)
Return After Taxes – Institutional Class Shares
Return After Taxes on Distributions	20.99%	5.95%	5.28%
Return After Taxes on Distributions and Sale of Fund Shares	13.66%	5.32%	4.72%
MSCI ACWI ex USA IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)**	22.22%	7.34%	7.43% (3/9/2014)
EPRA/NAREIT Global ex U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)**	22.29%	6.65%	6.72% (3/19/2014)

* As of December 31, 2019, there were no Platform Shares outstanding for the Fund.

**Effective February 25, 2020, the Fund is using a new benchmark index, the MSCI ACWI ex USA IMI Core Real Estate Index. The Fund changed its benchmark because it is no longer cost-effective to continue to use the EPRA/NAREIT Global ex U.S. Equity Index. Under the 1940 Act and its rules, the Fund must include in its prospectus and shareholder reports EPRA/NAREIT Global ex U.S. Equity Index’s performance for one year from the date of the change.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the Fund since its inception in March 2014.

Edward W. Turville, CFA - Managing Director, has been a Portfolio Manager to the Fund since its inception in March 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds either through a financial advisor or directly from the Funds. The minimum initial purchase or exchange into Institutional Shares of the Funds is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; $100 or more for Platform Shares; and $5,000 or more for Z Shares. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Funds’ shares are redeemable on any business day by contacting your financial adviser, or by written request to the Funds, by telephone, or by wire transfer.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

REMS Real Estate Value-Opportunity Fund

The REMS Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice if the Fund decides to change its investment objective or strategy. The remainder of the Fund’s assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

REMS Real Estate Income 50/50 Fund

The Fund seeks to achieve a primary objective of high current income with a secondary objective of long-term capital growth through investment in the shares of publicly traded real estate securities.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred equity securities of companies principally engaged in the real estate industry. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ advance notice if the Fund decides to change its 80% investment strategy. The remainder of the Fund’s assets will be invested in cash or short-term investments, debt securities or securities of real estate operating companies that may pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

While the Fund emphasizes investments in common and preferred stocks, it can also buy other equity securities, such as securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities. The Adviser may also invest in ETFs related to the real estate industry.

The Fund’s investments in preferred REIT securities and REIT debt securities may include non-investment grade and non-rated securities. Non-investment grade debt securities may be referred to as “junk bonds.” These securities will be selected by the Adviser based on fundamental research on the issuer, the issuer’s corporate and capital structure, and the placement of the preferred or debt securities within that structure. In selecting investments in preferred or fixed income securities, the Adviser will seek attractive dividend yields combined with fixed charge and dividend coverage adequate to cover those obligations.

REMS International Real Estate Value Opportunity Fund

The REMS International Real Estate Value-Opportunity Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days advance notice if the Fund decides to change its 80% investment strategy. The remainder of the Fund’s assets will be invested in cash, short-term investments, or debt securities. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. A majority of the Fund’s assets will normally be invested in companies located in a number of different countries other than the United States. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of its assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies. Additionally, the Fund considers an “emerging market” is any country that is not considered developed and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging markets tend to have relatively low gross national product per capita compared to the larger traditionally recognized developed markets and the world’s major developed economies. When making investment decisions, the Fund considers the company’s performance with respect to ESG factors. The ESG evaluation process used by the Fund favors companies that are strong stewards of these ESG factors.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).

To the extent the Fund invests in REITs and real estate partnerships, the Fund’s distributions may be taxable as ordinary income to investors because most REIT and real estate partnership distributions come from mortgage interest and rents. As such, the Fund’s distributions may be taxed at the ordinary income rate rather than qualifying for the rate applicable to qualified dividends.

Additional Strategy Information for All Funds

Real Estate Companies. For purposes of the Funds’ investment policies, a company is considered to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

REITs. The Funds may invest in shares of REITs. A REIT is a separately managed trust that makes investments in various real estate assets. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and each Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

●	Types of REITs. REITs can generally be classified as equity REITs and mortgage REITs.

●	Equity REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

●	Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Real Estate Operating Companies. The Funds may invest in real estate operating companies (“REOCs”), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

Real Estate Exposed Companies and Other Securities. The Funds may invest in companies whose primary business is not real estate, but where the majority of the companies’ assets or cash flows are real estate related. While the Fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities. The Adviser may also invest in ETFs related to the real estate industry.

Illiquid and Restricted Securities. Although the Funds do not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, each Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund’s principal investment strategies. If a Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Funds include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by a Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities (“bonds”) pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

Additional Information About Risk – All Funds

The Funds expect to invest primarily in common stocks and other equity securities (including preferred securities) issued by real estate companies. The main risk is that the value of the stocks the Funds hold might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the Funds is not guaranteed, and you may lose money by investing in the Funds. The Funds are not a complete investment program. The Funds have been designed to provide exposure to securities of real estate companies and are typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. The risks associated with an investment in the Funds include:

Real Estate Market Risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; lost rents due to pandemics or other public health crises; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values; and the appeal of properties to tenants and changes in interest rates.

REIT Risk. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. If a REIT fails to qualify as a REIT in any taxable year, it will be subject to federal income tax on its taxable income at regular corporate rates. This could result in a discontinuation or substantial reduction in dividends to the REIT stockholders. Moreover, unless entitled to relief under certain statutory provisions, it could also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost.

Investment in Smaller Companies Risk. The Funds may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Those shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Warrants and Rights Risk. Stock rights are instruments issued by companies to provide current shareholders with the opportunity to preserve their fraction of corporate ownership. Warrants are long-term instruments that also allow shareholders to purchase additional shares of stock at a discounted price, but they are typically issued with an exercise price above the current market price. As with other types of options, the stock’s market price could fall below the exercise price, at which point the rights or warrants would become worthless. Rights and warrants also become worthless upon expiration regardless of where the underlying stock is trading. The values for stock rights and warrants are determined in much the same way as for market options. They have both intrinsic value, which is equal to the difference between the market and exercise prices of the stock, and time value, which is based on the stock’s potential to rise in price before the expiration date. Both types of securities lose their intrinsic value if the market price of the stock drops below their exercise or subscription price.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Leverage Risk. The amount of borrowings, and the rates at which the Funds can borrow in particular, will affect the performance of the Funds. To the extent leveraging is permitted for a particular Fund, leveraging exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the Fund’s return would be lower than if leverage had not been used.

A Fund could lose more than the amount it invests. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Funds at any time, without penalty. If the securities pledged to a Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of a Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. A Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Index Non-Correlation Risk. The Funds do not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Funds’ investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Funds will deviate from that of any particular indices.

Preferred Securities Risk. The Funds may invest in preferred securities. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Debt Securities Risk. Debt Securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund’s investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that the issuer of a bond or other security will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative.

Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company’s obligation to comply with financial covenants (such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations) may restrict a company’s range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Concentration Risk. The Funds will concentrate their investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Funds will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market and Related Risk.”

Investment Style Risk. The Funds pursue a value style of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Stock Market and Debt Securities Risks. The Funds may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Funds’ investments and the Funds’ value may be impaired as a result. Any suspension of trading in markets in which the Funds invest will have an impact on the Funds and their investments and will impact the Funds’ ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Funds’ investments.

The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers rely and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid that securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Funds could lose money.

Additional Risks Applicable to the REMS Real Estate Value-Opportunity Fund

Short Sales Risk. The Fund may engage in short sales. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. A short sale position may be taken if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. In addition, short positions may be taken if, in the opinion of the Adviser, such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will normally be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

Additional Risks Applicable to the REMS Real Estate Income 50/50 Fund

Non-Investment Grade Debt Security (Junk Bond) Investing Risk. Should the Fund invest in non-investment grade debt securities (junk bonds) the Fund would be exposed to greater credit risk than funds that do not invest in such securities. Non-investment grade (junk) bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Additional Risks Applicable to the REMS International Real Estate Value-Opportunity Fund

Short Sales Risk. The Fund may engage in short sales. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. A short sale position may be taken if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. In addition, short positions may be taken if, in the opinion of the Adviser, such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Foreign Investment Risk/Emerging Markets Risk. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; sovereign solvency considerations; less liquid and more volatile exchanges and/or markets; or political changes or diplomatic developments. The Fund may invest in foreign REIT or other structures that are externally advised or otherwise have conflicts with shareholders. Foreign investment risks may be greater in developing and emerging markets than in developed markets. Exposure to foreign markets may increase the risk of negative external political events on investment performance. An emerging market is considered to be a market that is in a transitional phase or its economic development and in the process of building liquid equity, debt and foreign exchange markets.

Certain non-U.S. real estate companies in which the Fund may invest may constitute “passive foreign investment companies.” This may subject the Fund to U.S. federal tax and interest charges or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments to meet its distribution requirements for qualification as a “regulated investment company”.

Foreign Currency Risk. Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S.

ESG Investing Risk. ESG responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize this type of investment process. The application of ESG investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the Fund’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that no longer satisfy the Adviser’s investment criteria. In evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s ESG or responsible investment strategy will depend on the Adviser’s skill in properly identifying and analyzing material ESG issues.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

THE INVESTMENT ADVISER

Real Estate Management Services Group, LLC, a Florida limited liability corporation organized in May 2002, serves as the Adviser for each Fund pursuant to an investment advisory agreement with the Trust. The principal office of the Adviser is 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel (“BIC”) from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. As of March 31, 2020, the Adviser had approximately $238.7 million in discretionary assets under management and $91.7 million in assets under advisement.

With regard to the REMS Real Estate Value-Opportunity Fund, the Adviser also served as the investment adviser to the Partnership and the Predecessor Fund prior to its reorganization into the World Funds Trust. With regard to the REMS Real Estate Income 50/50 Fund, the Predecessor Fund began operations on October 15, 1997 as the CSI Equity Fund, (the “CSI Fund”), advised by CSI Capital Management, LLC (the “Predecessor Adviser”) under a different investment objective. On April 4, 2011, the shareholders of the Predecessor Fund approved a new investment advisory agreement relating to the Predecessor Fund and the Adviser and the Fund’s investment objective and policies were changed as reflected herein.

The Adviser, subject to the general supervision of the Board, manages the Funds in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90%, 0.45%, and 1.00% of the average daily net assets of the REMS Real Estate Value-Opportunity Fund, REMS Real Estate 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund, respectively. For the fiscal year ended December 31, 2019, the Adviser received investment advisory fees from the REMS Real Estate Value-Opportunity Fund, REMS Real Estate 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund at the annual rate of 0.90%, 0.45% and 1.00%, respectively, of each Fund’s average daily net assets.

In the interest of limiting the expenses of each of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the agreement, the Adviser has agreed to waive or reduce its fees and reimburse expenses so that the ratio of total annual operating expenses will not exceed 1.00% and 0.60% of the average daily net assets of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, respectively, until April 30, 2031. Prior to May 1, 2019, the Adviser had agreed to waive or reduce its fees and reimburse expenses so that the ratio of total annual operating expenses would not exceed 1.25% and 0.70% of the average daily net assets of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, respectively. With respect to the REMS International Real Estate Value-Opportunity Fund, the Adviser has agreed to waive or reduce its fees and reimburse expenses so that the ratio of the Fund’s total annual operating expenses will not exceed 1.00% of the Fund’s average daily net assets until April 30, 2021. These limits do not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The expense limitation agreement may only be terminated by the Board. The Adviser will be entitled to reimbursement of any fees waived pursuant to this agreement. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Fee waivers and reimbursements by the Adviser with regard to each predecessor fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Funds into the Trust.

A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement with Real Estate Management Services Group, LLC is available in the Funds’ annual report to shareholders dated December 31, 2019.

THE PORTFOLIO MANAGERS

Edward W. Turville, CFA, has served as a Portfolio Manager to each Fund since its inception. He co-founded the Advisor in 2002 and serves as Managing Director.

John Webster has served as a Portfolio Manager to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund since January 2015.

Quentin Velleley, CFA, Executive Vice President, Chief Investment Officer, has been a Portfolio Manager to the REMS International Real Estate Value-Opportunity Fund since its inception in March 2014 and to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund since May 2019. Previously, Mr. Velleley was a Director for Citigroup Global Markets where he was a senior member of the global real estate equity research team since 2005. Earlier in his career Mr. Velleley gained experience in commercial real estate corporate finance and consulting.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Funds.

HOW TO BUY SHARES

You may purchase shares of the Funds through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the “Distributor”) to sell shares of the Funds (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling (800) 673-0550. There are no sales charges in connection with purchasing shares of the Funds. Financial Intermediaries who offer Fund shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Funds as the policies and procedures may be different. The price you pay for a share of the Funds is the NAV next determined upon receipt of your purchase request by Commonwealth Fund Services, Inc. (the “Transfer Agent”), each Fund’s transfer and dividend disbursing agent, or your Financial Intermediary. The Funds will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Funds that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Funds by the time the Funds price their shares on the following business day. The Funds are not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Share Class Alternatives

Each Fund offers three different classes of shares (Institutional Shares, Platform Shares and Z Shares) through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and fees and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Small Account Balances

If the value of your account falls below the minimum account balance of $2,500, the Funds may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Minimum Investments

The minimum initial investment for Institutional Shares of the Funds is $50,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $5,000 or more for Institutional Shares; in amounts of $100 or more for Platform Shares; and in amounts of $5,000 or more for Z Shares. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Customer Identification Program

Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

➢	Name;

➢	Date of birth (for individuals);

➢	Residential or business street address (although post office boxes are still permitted for mailing); and

➢	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Funds. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Funds toll free at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Funds’ records. You will not have access to your shares until the Funds’ records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds’ management, such withdrawal is in the best interest of a Fund. An order to purchase Shares is not binding on, and may be rejected by, a Fund until it has been confirmed in writing by the Funds and payment has been received. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Funds in Proper Form (as defined below).

Other Purchase Information

You may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting any broker authorized by the Distributor to sell shares of the Funds, by contacting the Funds toll free at (800) 673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Funds for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Funds’ shares, depending on your arrangement.

Eligibility for Z Shares

You may generally open an account and purchase Z shares only through fee-based programs of investment dealers that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special arrangements with, the Distributor to offer Z Shares to self-directed investment brokerage accounts that may charge a transaction fee to investors, through certain registered investment advisers and through other intermediaries approved by the Distributor. These intermediaries typically charge on-going fees to investors for services they provide. Intermediary fees are not paid by the Funds and are paid by investors and normally range from 0.08% to 0.10% of assets annually, depending on the services offered.

HOW TO SELL SHARES

You may redeem your shares of the Funds at any time and in any amount by contacting your Financial Intermediary or by contacting the Funds by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Funds typically expect to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Funds typically expect to mail the check within two business days; and (ii) for payment by wire or ACH, the Funds typically expect to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the Securities and Exchange Commission (the “SEC”), the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Funds will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if the Fund determine that it would be detrimental to the best interest of the Funds’ remaining shareholders to make payment in cash, the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

A 2.00% redemption fee is deducted from the proceeds of the REMS Real Estate Income 50/50 Fund’s and REMS International Real Estate Value-Opportunity Fund’s Institutional Shares and Platform Shares, if shares are redeemed less than ninety (90) days after purchase (including shares to be exchanged). However, the redemption fee will not be deducted from the proceeds of Shares exchanged into Z Shares. The Funds’ Board of Trustees has approved this redemption fee which is paid directly to the Fund and is intended to discourage market timing and to help defray the expenses to the Fund of short-term trading activities. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper form.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Funds determine that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Funds receive a completed account application for the account to permit the Funds to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no charge to shareholders for redemptions by wire.

The Funds will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind

The Funds typically expect to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund, and such payment would generally consist of a pro rata portion of the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing a Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at a Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared and paid quarterly. The Funds intend to distribute annually any net capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it may not be to your advantage to buy shares of the Funds shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check each Fund’s distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Funds or receive them in cash. Any long-term capital gain the Funds distribute are taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Funds) will generally be taxable to you as ordinary income. Distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Distributions attributable to dividends received by the Funds from a REIT do not qualify for qualified dividend income treatment. Each year (generally in the first several months of each year), you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gain and/or return of capital. To the extent this occurs, distributions paid by the Funds during the year also will be reclassified to reflect these REIT re-characterizations. In order to appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Funds must gather year-end tax information issued by each REIT owned by the Fund during the calendar year. Therefore, the Funds will file a 30-day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Funds, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Funds for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Funds.

By law, the Funds must withhold 24% of your taxable distribution and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (the “IRS”); (3) have failed to provide the Funds with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus (COVID-19) is affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each Fund’s shareholders’ Consolidated Form 1099’s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than each Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of the covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

Each Fund’s share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Funds have been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of each Fund’s investments and other assets attributable to the Fund’s Institutional, Platform, or Z Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Funds, the NAV of the various classes of the Funds may vary.

FAIR VALUE PRICING

Each Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Funds when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of a Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Adviser of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Funds may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The REMS Real Estate Income 50/50 Fund and REMS International Real Estate Value-Opportunity Fund will assess a 2.00% redemption fee on Institutional Shares and Platform Shares of the Funds redeemed less than 90 days of purchase as a percentage of amount redeemed. However, the redemption fee will not be deducted from the proceeds of shares exchanged into Z Shares. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of long-term shareholders. The “first in-first out” (“FIFO”) method is used to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The fee does not apply to Fund shares acquired through the reinvestment of dividends and the Automatic Investment Plan or shares redeemed through the Systematic Withdrawal Program. The Funds reserve the right to change the terms and amount of this fee upon at least a 30-day notice to shareholders.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Funds and if, as a result of this monitoring, the Funds believe that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Funds under the same taxpayer identification number shall be precluded from investing in the Funds (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Funds before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Funds will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor and detect Frequent Trading activity through omnibus accounts may be limited and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Funds will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Funds identify that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Funds or their Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Funds to close the account of an entire plan due to the activity of a limited number of participants. However, the Funds will take such actions as deemed appropriate in light of all the facts and circumstances.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Funds are unable to detect and deter trading abuses, the Funds’ performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees

To help protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege

To the extent that the Adviser manages other Funds in the Trust, you may exchange all or a portion of your shares in the Funds for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. As of the date of this Prospectus, the Adviser manages four Funds in the Trust.

Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

Frequent Trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Funds would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Funds’ assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General

The Funds will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Distribution Arrangements

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Funds’ distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees

The Board has adopted a Distribution Plan for each Fund’s Platform Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Platform Shares. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The 12b-1 Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and therefore may be used to pay for certain expenditures related to financing distribution related activities of the Funds.

Shareholder Services Plan

Each of the Funds has adopted a shareholder services plan with respect to its Institutional and Platform Shares. Under the shareholder services plan, each of the Funds may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Funds; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with a Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Funds on behalf of shareholders.

Because the Funds have adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Funds believe the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Funds, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Funds will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Funds do not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Funds also do not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Funds and any compensation the authorized firm may receive directly from its clients.

Payments to Financial Intermediaries

Certain financial intermediaries that maintain “street name” or omnibus accounts with the Funds provide sub-accounting, recordkeeping and/or administrative services to the Funds and are compensated for such services by the Funds. For more information, please refer to the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five years (or since inception in the case of the REMS International Real Estate Value-Opportunity Fund Z Shares). Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Funds, assuming all dividends and distributions were reinvested.

The REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund were each reorganized from separate series of World Funds, Inc. to series of World Funds Trust on August 15, 2014. The financial highlights for the periods presented reflect the Funds both prior to and post-reorganization and have been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose unqualified report thereon, along with each Fund’s financial statements, are included in the Funds’ Annual Report to Shareholders (the “Annual Report”) and is incorporated by reference into the SAI. Copies of the Annual Report and the SAI may be obtained at no charge by calling (800) 673-0550.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares
	Years Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.74		$12.76		$15.17		$16.01		$17.79
Investment activities
Net investment income (loss)(1)	0.15		0.12		0.21		0.14		011
Net realized and unrealized gain (loss) on investments	3.24		(1.85)		(0.37)		1.44		(0.27)

Total from investment activities	3.39		(1.73)		(0.16)		1.58		(0.16)
Distributions
Net investment income	(0.15)		(0.12)		(0.21)		(0.15)		(0.11)
Realized gains	(0.15)		(0.06)		(2.04)		(2.27)		(1 51)
Return of capital	(0.04)		(0.11)		—		—		—
Total distributions	(0.34)		(0.29)		(2.25)		(2.42)		(1.62)

Net asset value, end of year	$13.79		$10.74		$12.76		$15.17		$16.01

Total Return	31.87%		(13.78%)		(1.28%)		9.89%		(0.95%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.36	%(B)	1.49	%(B)	1.41	%(B)	1.40	%(B)	1.41	%(B)
Expenses, net of management fee waivers and reimbursements	1.09	%(C)	1.42	%(C)	1.37	%(C)	1.39	%(C)	1.41	%(C)
Net investment income	1.16%		0.97%		1.41%		0.86%		0.63%
Portfolio turnover rate	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of year (000’s)	$56,725		$61,438		$130,210		$259,803		$356,188

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.35%, 1.32%, 1.41% , 1.40% and 1.41%, for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.09%, 1.25%, 1.25%, 1.25% and 1.36%, for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Class Shares
	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.62		$12.61		$15.01		$15.86		$17.64
Investment activities
Net investment income (loss)(1)	0.11		0.06		0.17		0.10		0.07
Net realized and unrealized gain (loss) on investments	3.21		(1.80)		(0.36)		1.42		(0.27)

Total from investment activities	3.32		(1.74)		(0.19)		1.52		(0.20)
Distributions
Net investment income	(0.10)		(0.08)		(0.17)		(0.10)		(0.07)
Realized gains	(0.15)		(0.06)		(2.04)		(2.27)		(1.51)
Return of capital	(0.04)		(0.11)		—		—		—
Total distributions	(0.29)		(0.25)		(2.21)		(2.37)		(1.58)
Redemption Fees(1)	—	(2)	—		—		—		—

Net asset value, end of year	$13.65		$10.62		$12.61		$15.01		$15.86

Total Return	31.53%		(13.97%)		(1.49%)		9.62%		(1.22%)
Ratio/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.79	%(B)	1.91	%(B)	1.70	%(B)	1.65	%(B)	1.66	%(B)
Expenses, net of management fee waivers and reimbursements	1.34	%(C)	1.67	%(C)	1.62	%(C)	1.64	%(C)	1.66	%(C)
Net investment income	0.90%		0.51%		1.20%		0.61%		0.38%
Portfolio turnover rate	40.00%		37.85%		43.77%		34.05%		50.77%
Net assets, end of year (000’s)	$7,193		$7,451		$14,064		$25,074		$36,871

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.78%, 1.74%, 1.70%, 1.65% and 1.66% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.33%, 1.50%, 1.50%, 1.50% and 1.61% for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS REAL ESTATE INCOME 50/50 FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class
	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.78		$12.40		$12.52		$13.02		$14.68
Investment activities
Net investment income (loss)(1)	0.40		0.41		0.45		0 69		0.43
Net realized and unrealized gain (loss) on investments	2.42		(1.51)		0.01		0.51		(0.04)
Total from investment activities	2.82		(1.10)		0.46		1.20		0.39
Distributions
Net investment income	(0.58)		(0.22)		(0.45)		(0.48)		(0.46)
Net realized gain	—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—
Total distributions	(0.58)		(0.52)		(0.58)		(1.70)		(2.05)
Redemption Fees (1)	—		—	(2)	—		—		—

Net asset value, end of year	$13.02		$10.78		$12.40		$12.52		$13.02

Total Return	26.61%		(9.06%)		3.73%		9.31%		2.69%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(A)	1.11	%(B)	0.94	%(B)	0.81	%(B)	0.77	%(B)	0.84	%(B)
Expenses, net of management fee waivers and reimbursements	0.71	%(C)	0.77	%(C)	0.71	%(C)	0.71	%(C)	0.80	%(C)
Net investment income (loss)	3.26%		3.53%		3.57%		5.13%		2.99%
Portfolio turnover rate	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of year (000’s)	$40,233		$37,638		$69,391		$89,635		$101,451

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.02%, 0.87%, 0.81%, 0.77% and 0.84% for the years ended December 31, 2019, through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.63%, 0.70%, 0.95%, 0.95% and 1.05% for the years ended December 31, 2019, through December 31, 2015, respectively.

REMS REAL ESTATE INCOME 50/50 FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Platform Classes
	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$10.64		$12.24		$12.38		$12.89		$14.55
Investment activities
Net investment income (loss)(1)	0.37		0.30		0.41		0.65		0.39
Net realized and unrealized gain (loss) on investments	2.40		(1.41)		(0.01)		0.51		(0.04)
Total from investment activities	2.77		(1.11)		0.40		1.16		0.35
Distributions
Net investment income	(0.55)		(0.19)		(0.41)		(0.45)		(0.42)
Net realized gain	—		(0.30)		(0.13)		(1.22)		(1.59)
Return of capital	—		—		—		—		—
Total distributions	(0.55)		(0.49)		(0.54)		(1.67)		(2.01)
Net asset value, end of year	$12.86		$10.64		$12.24		$12.38		$12.89

Total Return	26.43%		(9.32%)		3.34%		9.05%		2.46%
Ratios/Supplemental Data
Ratio to average net assets
Expenses gross (A)	1.45	%(B)	1.28	%(B)	1.06	%(B)	1.02	%(B)	1.09	%(B)
Expenses, net of management fee waivers and reimbursements	0.96	%(C)	1.04	%(C)	0.96	%(C)	0.96	%(C)	1.05	%(C)
Net investment income	3.05%		2.64%		3.37%		4.88%		2.74%
Portfolio turnover rate	19.70%		19.70%		36.06%		29.42%		26.89%
Net assets, end of year (000’s)	$2,210		$1,925		$2,382		$2,500		$2,479

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.37%, 1.20%, 1.06%, 1.02% and 1.09% for the years ended December 31, 2019 through December 31, 2015, respectively.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 0.88%, 0.95%, 0.70%, 0.70% and 0.80% for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Institutional Class Shares (A)
	Years ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$9.85		$11.72		$9.48		$9.65		$10.07
Investment activities
Net investment income(1)	0.12		0.22		0.24		0.28		0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.99		(0.91)		2.33		(0.36)		(0.32)
Total from investment activities	2.11		(0.69)		2.57		(0.08)		(0.13)
Distributions
Net investment income	—		(0.23)		(0.21)		(0.09)		(0.15)
Realized gains	(0.16)		(0.95)		(0.12)		—		(0.14)
Total distributions	(0.16)		(1.18)		(0.33)		(0.09)		(0.29)
Redemption Fees(1)	—	(2)	—	(2)	—		—		—
Net asset value, end of year	$11.80		$9.85		$11.72		$9.48		$9.65

Total Return	21.48%		(5.85%)		(27.11%)		(0.88%)		(1.31%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross(B)	1.67	%(C)	1.47	%(C)	1.38	%(C)	1.56	%(C)	2.64	%(C)
Expenses, net of management fee waivers and reimbursements	1.19	%(D)	0.68	%(D)	0.26	%(D)	0.01	%(D)	—	(D)
Net investment income	1.15%		1.85%		2.14%		2.92%		1.91%
Portfolio turnover rate	34.10%		53.11%		48.61%		40.15%		15.25%
Net assets, end of year (000’s)	$73,585		$53,596		$55,950		$20,336		$8,759

(1) Per share amounts calculated using the average shares outstanding throughout the year.

(2) Less than 0.01

(A) Prior to June 28, 2017, the REMS International Real Estate Value-Opportunity Fund’s Institutional Shares were named Founders Shares.

(B) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(C) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.48%, 1.43% 0.26%, 0.01% and -% for the years ended December 31, 2019 through December 31, 2015, respectively.

(D) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.00%, 0.63%, 0.25%, -% and -% for the years ended December 31, 2019 through December 31, 2015, respectively.

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class Z Shares
	Year Ended December 31, 2019		Period April 20, 2018^ to December 31, 2013
Net asset value, beginning of period	$9.96		$12.01
Investment activities
Net investment income (1)	0.13		0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.00		(1.14)
Total from investment activities	2.13		(0.99)
Distributions
Net investment income	—		(0.11)
Realized gains	(0.16)		(0.95)
Total distributions	(0.16)		(1.06)
Redemption Fees (1)	—	(2)	—

Net asset value, end of period	$11.93		$9.96

Total Return	21.44%		(8.15	%) **
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross (A)	1.59	% (B)	1.40	% *(B)
Expenses, net of management fee waivers and reimbursements	1.19	% (C)	0.73	% *(C)
Net investment income	1.15%		1.79	% *
Portfolio turnover rate	34.10%		53.11	% **
Net assets, end of period (000’s)	$16,248		$11,160

(^) Commencement of operations

(*) Annualized

(**) Not annualized

(1) Per share amounts calculated using the average shares outstanding throughout the period.

(2) Less than 0.01

(A) Gross expense ratio reflects the effect of interest, dividend and proxy expense which are excluded from the Fund’s expense limitation agreement.

(B) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.39% and 1.36% for the year ended December 31, 2019 and for the period April 20, 2018 through December 31, 2018.

(C) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.00% and 0.68% for the year ended December 31, 2019 and for the period April 20, 2018 through December 31, 2018.

FOR MORE INFORMATION ABOUT THE FUNDS

Each Fund’s annual and semi-annual reports will contain more information about the Funds. Each Fund’s annual reports will contain a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Funds’ Statement of Additional Information (the “SAI”) dated May 1, 2020, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 673-0550, by e-mail at: mail@ccofva.com or on the REMS Group Funds website at www.remsgroupfunds.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Trust, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-22172

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

Institutional Shares (HLRRX)

Platform Shares (HLPPX)

Z Shares (HLZZX)

REMS REAL ESTATE INCOME 50/50 FUND

Institutional Shares (RREIX)

Platform Shares (RREFX)

Z Shares (RREZX)

REMS INTERNATIONAL REAL ESTATE VALUE-OPPORTUNITY FUND

Institutional Shares (REIFX)

Platform Shares (REIYX)

Z Shares (REIZX)

8730 Stony Point Parkway, Suite
205 Richmond, Virginia 23235

(800) 673-0550

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus of the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund, and the REMS International Real Estate Value-Opportunity Fund (the “Funds”) dated May 1, 2020, as it may be supplemented or revised from time to time. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. This SAI incorporates by reference each Fund’s Annual Report for the fiscal year ended December 31, 2019. Copies of each Fund’s Prospectus, Annual Report, and/or Semi-Annual Report may be obtained free of charge at remsgroupfunds.com or by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 673-0550.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to the REMS Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund and the REMS International Real Estate Value-Opportunity Fund (generally, a “Fund” and two or more, the “Funds”). The Funds are each a separate investment portfolio or series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pursuant to a reorganization that took place on August 15, 2014, the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund were reorganized from a series of World Funds, Inc., a Maryland corporation, to a corresponding series of the Trust. The REMS International Real Estate Value-Opportunity Fund commenced operations as a new series of the Trust on March 19, 2014. The Funds are “diversified” series as that term is defined in the 1940 Act.

The Board of Trustees of the Trust has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of the Funds. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Funds represents an equal pro rata interest in the Funds and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Funds may be exchanged for shares of the same class of another Fund. As of the date of this SAI, each Fund is authorized to issue three classes of shares. Platform Shares of the Funds charge a Rule 12b-1 fee and shareholder services fee; Institutional Shares of the Funds impose no Rule 12b-1 fees, front-end or back-end sales charges but do impose a shareholder services fee; and Z Shares impose no Rule 12b-1, shareholder services fees or front-end or back-end sales charges. The REMS Real Estate Income 50/50 Fund’s and REMS International Real Estate Value-Opportunity Fund’s Platform Shares and Institutional Shares are also subject to a 2.00% redemption fee if shares are redeemed less than ninety (90) days after purchase.

DESCRIPTION OF THE TRUST

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares (each such series is commonly known as a mutual fund). The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Funds, are described in separate prospectuses and statements of additional information.

1

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, where such investment objective is fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds’ prospectus. In seeking to meet its investment objective, the Funds may invest in any type of security whose characteristics are consistent with its investment programs described below.

2

The Funds do not invest in real estate directly. The securities in which the Funds invest will normally represent a broad range of geographic regions, property types and tenants. The Funds may hold as few as twenty long positions and the Funds’ investment adviser, Real Estate Management Services Group, LLC (the “Adviser”), may take short positions in real estate operating companies, REITs or REIT and other real estate company indices. The equity securities generally will be issuers that are considered by the Funds’ adviser to trade at a discount to the private market valuation of the underlying real estate holdings.

Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Funds may experience a substantial or complete loss on an individual equity investment.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most REIT preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to its stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non- convertible preferred, which behaves more like a fixed-income bond.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs and mortgage REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended.

Since the Funds concentrate their assets in the real estate industry, your investment in the Funds will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises or pandemics, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

3

Real Estate Companies. For purposes of each Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Funds will invest substantially all of their respective assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of the securities’ value, and preferred stocks.

Fixed Income Securities. Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion value. Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as “junk bonds.”

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

4

Small- and Mid-Sized Companies. The Funds may invest in securities issued by small- and mid- capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the Funds may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Illiquid Securities. Although the Funds do not generally invest in illiquid securities, the Adviser may hold up to 15% of a Fund’s portfolio in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under section 4(2) of that act, when such investments are considered to be liquid by the Adviser.

Cash and Cash Equivalents. The cash equivalent investments that may be purchased by the Funds include money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”). The Funds may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers’ acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by the Adviser. The Funds may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export- Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

5

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government- sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

U.S. government securities include: (1) securities that have no interest coupons or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities. The Funds may invest in corporate debt securities. The Funds may invest, at the time of purchase, in securities rated: Baa or higher by Moody’s; BBB or higher by S&P; or unrated securities which, in the judgment of the Adviser to each fund, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody’s are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Repurchase Agreements. Repurchase agreements are transactions in which the Funds purchase securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Funds maintain custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both a Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Funds upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition of collateral. The Funds intend to enter into repurchase agreements only with counterparties believed by the Adviser to present minimal credit risks. The Funds may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Index Securities. The Funds may invest in index securities (“Index Securities”). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the MSCI US REIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

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Investment Companies. The Funds may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”) to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

The Funds may invest in ETFs. An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF’s also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETF’s, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Because the Funds may invest in shares of ETFs and other investment companies their performance is directly related to the ability of the ETFs and other investment companies to meet their respective investment objectives. Accordingly, a Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and investment companies in direct proportion to the amount of assets the Funds allocate to an ETF or investment company.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

Certain ETFs may not produce qualifying income for purposes of the “90% Test” (as defined below under the heading “Taxes”) which must be met in order for the Funds to maintain their status as regulated investment companies under the Code. If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Adviser expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

Segregated Accounts. When the Funds enter into certain transactions that involve obligations to make future payments to third parties, they will maintain with an approved custodian in a segregated account, or they will earmark, cash or liquid securities, marked to market daily, in an amount at least equal to a Fund’s obligation or commitment under such transactions.

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Temporary Investments. From time to time, each Fund may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities, such as money market mutual funds, U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements when assuming a temporary defensive position. For temporary defensive purposes, the Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. The Funds may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When a Fund maintains a temporary defensive position, it may not achieve its investment objective.

Borrowing for Leverage. The Funds have the ability to borrow from banks (as defined in the 1940 Act) on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as “leverage.” The Funds may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. However, the Funds may have no leverage for an extended period of time when the Adviser believes that leverage is not in the best interest of a particular Fund. The Funds may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of a Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of a Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Funds might have to sell a portion of its investments at a disadvantageous time.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase a Fund’s exposure to capital risk. Successful use of leverage depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Funds will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Funds do borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, a Fund’s NAV per share might fluctuate more than that of other mutual funds that do not borrow.

To secure a Fund’s obligation on these loans, the Fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Funds will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Adviser from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Adviser to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the Funds available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the Adviser may determine to maintain a Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

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Short Sales. The REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, a Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver the “shorted” security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the Fund’s net assets.

To secure the Fund’s obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.

If the price of a security sold short increases, the Fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Segregated and Other Special Accounts. In addition to other requirements, many transactions require a Fund to segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other securities, such as liquid high grade securities, at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high-grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates a Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade assets equal to the amount of the Fund’s obligation. This concept of cover applies to securities sold short also.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by a Fund other than those generally settle with physical delivery, and a Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

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In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Funds and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund’s Adviser makes purchases and sales for each Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of each Fund normally will not exceed 100%.

Other Investments. The Board may, in the future, authorize the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with a Fund’s investment objective and that such investment would not violate a Fund’s fundamental investment policies or restrictions.

Foreign Securities and Currencies. The Funds will invest in foreign securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

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Currency Fluctuations. The securities in which the Funds may invest may be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the underlying security denominated in that currency. Such changes will also affect the Funds’ value. The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Funds.

Costs. To the extent that the Funds invest in foreign securities, the Funds’ expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Strategies and Risks Applicable Only to the REMS International Real Estate Value-Opportunity Fund

Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see “Proxy Hedging,” below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered “directly related” to the Fund’s principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the “less than 30% of gross income” test of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

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Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase. The Fund’s dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions (“Transaction Hedging”) or portfolio positions (“Position Hedging”).

Transaction Hedging. Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

Options. The Fund may purchase and sell options as described herein.

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Put and Call Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund or writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed (currently the close of regular trading on the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long-term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

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The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (“OTC options”). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (a “NRSRO”). The staff of the U.S. Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by the Fund and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund’s income.

The sale of put options can also provide income.

Options on Securities Indices and Other Financial Indices. The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an “anticipatory” hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. The Fund’s use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Interest Rate Swaps. The Fund may invest in interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. As a seller, the Fund would be incurring a form of leverage. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

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Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however, there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

CFTC Exemption. This Fund is being operated by an investment adviser that has claimed an exemption from registration with the Commodity Futures Trading Commission as a commodity pool operator under the Commodity Exchange Act, and therefore the investment adviser is not subject to registration or regulation as a commodity pool operator under that Act.

This claim of exemption from registration as a commodity pool operator is pursuant to Rule 4.5 promulgated under the Commodity Exchange Act. Specifically, in accordance with the requirements of Rule 4.5(b)(1), the Fund will limit its use if commodity futures contracts and commodity options contracts to no more than (i) five percent (5%) of the Fund’s liquidation value being committed as aggregate initial premium or margin for such contracts or (ii) one hundred percent (100%) of the Fund’s liquidation value in aggregate net notional value of commodity futures, commodity options and swaps positions.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment objective, as well as the fundamental investment policies and restrictions described in this section, may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a “majority of outstanding voting shares” means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund.

The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board without shareholder approval. Notwithstanding, the Funds will give its investors at least sixty (60) days prior written notice of any change to the Fund’s “80%” minimum investment requirements as described in the Funds’ prospectus.

The REMS Real Estate Income 50/50 Fund

Fundamental Investment Policies and Restrictions. The REMS Real Estate Income 50/50 Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of the Fund.

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As a matter of fundamental policy, other than investing under normal conditions at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in REITs, REIT preferred stocks and companies principally engaged in the real estate industry, the Fund may not:

(1)	Invest in companies for the purpose of exercising management or control;

(2)	Invest in securities of other investment companies except by purchase in the open market involving only customary broker’s commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)	Purchase or sell commodities or commodity contracts;

(4)	Invest in interests in oil, gas, or other mineral exploration or development programs;

(5)	Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6)	Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7)	Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the “1933 Act”), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8)	Participate on a joint or a joint and several basis in any securities trading account;

(9)	Engage in short sales;

(10)	Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11)	Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(12)	Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(13)	Make loans.

As a matter of fundamental policy, the REMS Real Estate Income 50/50 Fund:

(14)	concentrates its investments in real estate securities.

(15)	may only borrow money subject to the requirements of the 1940 Act and then only in an amount up to 30% of the value of its total assets, provided that the Fund maintains asset coverage of 300% in connection with all borrowings. In addition, the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

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Further Explanation of Concentration Policy.

The concentration policy effectively requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Pursuant to the Fund’s non-fundamental “80%” investment policy, as described in the Fund’s prospectus, under normal circumstances, the Fund invests at least 80% of net assets plus any borrowings for investment purposes, in securities issued by companies principally engaged in the real estate industry. Real estate companies derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or have at least 50% of their assets in such real estate businesses. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. The Fund may not invest 20% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash).

Further Information about compliance with Fundamental Investment Restrictions as it relates to the REMS Real Estate Income 50/50 Fund.

Except with respect to the investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund’s assets will not be considered a violation of the restriction. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

With respect to the Fund’s restriction on purchasing securities on margin, this restriction prohibits the Fund from borrowing from a broker. This restriction does not restrict the Fund from borrowing from a bank, and, in fact, the Fund may and actually does borrow from banks.

REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund

Fundamental Investment Policies and Restrictions. The REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund have each adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of a Fund.

As a matter of fundamental policy, the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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3.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by the SEC or other regulatory agency with authority over the Funds.

7.	Will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

8.	Are diversified funds as that term is defined in the 1940 Act.

In regards to restriction #7 above, for purposes of the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund’s fundamental policy regarding industry concentration, the Board of Trustees considers a company to be principally engaged in the real estate industry if: at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

The Funds (including REMS Real Estate Income 50/50 Fund) are classified as diversified funds under the 1940 Act, which means that a Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except, cash and cash items (including receivables), “government securities” as that term is defined under the 1940 Act) and securities of other investment companies), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

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Further Information about compliance with Fundamental Investment Restrictions as it relates to the REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund

Except with respect to the investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund’s assets will not be considered a violation of the restriction. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

With regard to fundamental investment restriction #1 pertaining to borrowings, the Funds will adhere to the 1940 Act requirements as currently in effect. Generally, the 1940 Act requirements are that: each Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

With regard to the fundamental investment limitation 2 pertaining to the issuance senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of each series (individually and collectively the “Fund” or “Funds”) of the Trust. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).

The Trust is required by the SEC to publicly file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter.

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Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non- standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.	to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.	to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.	to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Funds.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information that the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.	research companies that allow the Adviser to perform attribution analysis for the Funds; and

3.	the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Adviser may express their views orally or in writing on a Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of a Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to a Fund’s performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

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Additionally, employees of the Adviser may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, a Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.

The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Funds and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Funds. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Funds, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Funds.

The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, the Distributor or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Funds.

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Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Trust, the Funds, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Funds and review performance. The names, addresses, and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals. Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant since 1996 and, as such, brings tax, budgeting and financial reporting skills to the Board. Mr. Theo H. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Trust to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

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Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
David J. Urban (65) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	30	ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (62) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C. (accounting firm) since 2008.	30	ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (84) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	30

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; and ETF Opportunities Trust (all registered investment companies).

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OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David A. Bogaert (56) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency).	N/A	N/A
Karen M. Shupe (56) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (65) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (51) Secretary	Indefinite, Since November 2013	Attorney, PractusTM, LLP (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.	N/A	N/A
Holly B. Giangiulio (58) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc.	N/A	N/A
Julian G. Winters (51) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

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NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Tina H. Bloom (51) Assistant Secretary	Indefinite, Since November 2018

Attorney, PractusTM, LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

			N/A	N/A
Bo James Howell (38) Assistant Secretary	Indefinite, Since November 2018

Attorney, PractusTM, LLP, May 2018 to present; Founder, Joot (investment management compliance and consulting), June 2018 to present; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.

			N/A	N/A

BOARD OF TRUSTEES

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Funds’ other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Funds’ most recent fiscal year ended December 31, 2019, the Audit Committee met seven times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Appendix C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Funds’ most recent fiscal year ended December 31, 2019, the Committee met twice.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. For the Funds’ most recent fiscal year ended December 31, 2098, the Committee did not meet.

The Qualified Legal Compliance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Funds’ most recent fiscal year ended December 31, 2019, the Committee did not meet.

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Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Each Trustee receives a retainer fee at the annualized rate of $50,000. Additionally, each Trustee receives a fee of $2,500 per special in person meeting and $1,250 per special telephonic meeting. Compensation received by each Trustee from the Trust for the year ended December 31, 2019 is as follows:

Name of Person / Position	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
David J. Urban, Trustee	$5,472	$0	$0	$5,472

Mary Lou H. Ivey, Trustee	$5,472	$0	$0	$5,472

Theo H. Pitt, Jr., Trustee	$5,472	$0	$0	$5,472
*	Company does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Funds.

Trustee Ownership of Fund Shares – The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Funds of the Trust, as of December 31, 2019, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
David J. Urban	A	A
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families. The Funds currently offer Institutional Shares, Platform Shares and Z Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares, Platform Shares or Z Shares.

Policies Concerning Personal Investment Activities. The Funds, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Funds, for their own account.

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The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Funds. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. The proxy voting policy for the Trust can be found in Appendix A and the proxy voting policy of the Adviser can be found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling toll free (800) 673-0550; and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the REMS Funds as of March 31, 2020. Z Shares of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund and Platform Shares of the REMS International Real Estate Value-Opportunity Fund were not offered as of this date.

NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP
REMS Real Estate Value-Opportunity Fund Institutional Class
National Financial Services LLC FBO Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	13.95%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	7.94%	Record
Oppenheimer & Co., Inc. FBO LG Schoen REV Trust C/O Bill Stoll LLP 16633 Ventura Blvd, Ste 815 Encino, CA 91436	6.76%	Record

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NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP
Equitable Trust Company 4400 Harding Road, Suite 310 Nashville, TN 37205	28.61%	Record
REMS Real Estate Value-Opportunity Fund Platform Class
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	13.95%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	34.82%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	5.32%	Record
REMS Real Estate Income 50/50 Fund Institutional Class
RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis, MN 55402	20.76%	Record
Charles Schwab & Co. Inc. Attn: Mutual Funds Dep. 101 Montgomery Street San Francisco, CA 94104	13.88%	Record
J.P. Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245	5.47%	Record
SEI Private Trust Company C/O Trustmark One Freedom Valley Drive Oaks, PA 19456	30.00%	Record
REMS International Real Estate Value-Opportunity Fund Institutional Class
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	20.17%	Record
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	48.83%	Record
REMS International Real Estate Value-Opportunity Fund Z Class
Mac & Co Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	52.71%	Record

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NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP
Mac & Co Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	20.55%	Record
Mac & Co Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	9.83%	Record
SEI Private Trust Company C/O Heartland One Freedom Valley Drive Oaks, PA 19456	16.91%	Record

As of the date of this SAI, the Trustees and officers of the Trust beneficially own less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Real Estate Management Services Group, LLC (the “Adviser”), 1100 Fifth Avenue South, Suite 305, Naples, Florida 34102, is each Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, Managing Director of the Adviser, and Beach Investment Management, LLC, a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 41.4% and 28.6% respectively, of the Adviser.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) for each of the Funds. Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Trust’s Board or by a majority vote of the outstanding voting securities of a Fund and (2) a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its “assignment”, as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days written notice to the other party by: (i) the majority vote of all the trustees or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the trustees, provides a continuous investment program for the Funds, including investment research and management with respect to securities, investments and cash equivalents, in accordance with each Fund’s investment objective, policies, and restrictions as set forth in the prospectuses and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Funds and furnishes to the Trustees such periodic or other reports as the Trustees may request. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

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Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90% on the average daily net assets of the REMS Real Estate Value-Opportunity Fund (and deducted proportionately from each class of Shares). Prior to May 1, 2018, the management fee for the Fund was 1.00%. The Adviser has received the following payments from the REMS Real Estate Value-Opportunity Fund for each of the years set forth below ending on December 31:

	2019	2018	2017
Gross Advisory Fees	$623,502	$1,007,977	$2,425,981
Waivers and/or Reimbursements	$195,789	$94,622	$102,084
Net Advisory Fees	$427,713	$913,355	$2,323,897

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.45% on the average daily net assets of the REMS Real Estate Income 50/50 Fund (and deducted proportionately from each class of Shares). Prior to May 1, 2018, the management fee for the Fund was 0.50%. The Adviser has received the following payments from the REMS Real Estate Income 50/50 Fund for each of the years set forth below ending on December 31:

	2019	2018	2017
Gross Advisory Fees	$177,526	$296,029	$416,860
Waivers and/or Reimbursements	$155,671	$108,507	$88,366
Net Advisory Fees	$21,855	$187,522	$328,494

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the REMS International Real Estate Value-Opportunity Fund (and deducted proportionately from each class of Shares). The Adviser received the following payments from the REMS International Real Estate Value-Opportunity Fund for the years set forth below ending on December 31:

	2019	2018	2017
Gross Advisory Fees	$780,119	$672,337	$406,098
Waivers and/or Reimbursements	$360,549	$529,426	$406,098
Net Advisory Fees	$419,570	$142,911	$0

Expense Limitation and Fee Waiver Arrangements.

With regard to the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund, the Adviser has contractually agreed to waive or limit its fees so that each Fund’s total annual operating expenses are limited to 1.00% and 0.60%, respectively, of such Fund’s average daily net assets until April 30, 2031. Prior to May 1, 2019, the Adviser had contractually agreed to waive or limit its fees so that the total annual operating expenses of the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund were limited to 1.00% and 0.70%, respectively, of such Fund’s average daily net assets. These limits do not include distribution fees pursuant to Rule 12b-1 plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. These expense limitation arrangements may only be terminated by the Board. Fee waivers and reimbursements made by the Adviser with regard to each Fund are subject to recoupment (i.e., reimbursement by the Fund). Such recoupment of amounts for these two Funds, with respect to waivers and reimbursements made prior to reorganization, was approved by shareholders in connection with the reorganization of the Fund into the Trust. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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With respect to the REMS International Real Estate Value-Opportunity Fund, the Adviser has contractually agreed to waive or limit its fees and reimburse expenses so that the ratio of total annual operating expenses of the Fund will not exceed 1.00% of the Fund’s average daily net assets until April 30, 2021. This limit does not include distribution fees pursuant to Rule 12b-1 plans, brokerage commissions, taxes, interest, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. This expense limitation arrangement may only be terminated by the Board. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Other Funds and Accounts Managed by the Portfolio Managers.

The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers who are primarily responsible for the day-to-day management of the Funds as of December 31, 2019.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Edward W. Turville	0	$0	0	$0	17	$159.96
John Webster	0	$0	0	$0	17	$159.96
Quentin Velleley	0	$0	0	$0	17	$159.96

* The fees received for managing these other accounts are not based upon the performance of the account.

The Adviser does not believe that any material conflicts exist between the portfolio managers’ management of the Funds and their management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Funds. For example, some of the private accounts invest all, or a substantial portion of their assets in REIT preferred securities. Other private accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to REIT preferred securities and the remainder to REIT common equity securities.

The Adviser does have some private accounts managed by Mr. Turville that have investment portfolios substantially similar to the Funds. The Adviser believes that the allocation of investment opportunities is not an issue between these entities. The allocation procedures are designed to promote fairness among the client accounts managed by the Adviser and to conform to applicable regulatory principles. The investment advisory fee for the Funds and for the private accounts does not contain any performance-based fee, so there is no incentive to favor one entity over the other.

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Mr. Turville is the Managing Director of the Adviser and serves as a portfolio manager for each of the Funds. For his services, Mr. Turville receives a fixed annual salary plus a bonus. In addition, as the majority owner of the Adviser, Mr. Turville is entitled to receive distributions from the Adviser’s net profits. Mr. Turville does not receive compensation that is based upon a Fund’s or any private account’s pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

Mr. Webster is the President of the Adviser and serves as a portfolio manager for the REMS Real Estate Value-Opportunity Fund and the REMS Real Estate Income 50/50 Fund. For his services, Mr. Webster receives a fixed annual salary plus a bonus. Mr. Webster does not receive compensation that is based upon a Fund’s or any private account’s pre- or after-tax performance or the value of the assets held by such entities. Mr. Webster does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

Mr. Velleley is the Executive Vice President and Chief Investment Officer of the Adviser and serves as a portfolio manager for each of the Funds. For his services, Mr. Velleley receives a fixed annual salary plus a bonus. Mr. Velleley does not receive compensation that is based upon the Fund’s or any private account’s pre- or after-tax performance or the value of the assets held by such entities. Mr. Velleley does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of December 31, 2019, the portfolio managers owned shares of the Funds in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Edward W. Turville	$100,001 - $500,000
John Webster	$100,001 - $500,000
Quentin Velleley	$10,001 - $50,000

MANAGEMENT-RELATED SERVICES

Administration, Fund Accounting and Transfer Agency. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as each Fund’s administrator and transfer agent and as the accounting agent with respect to the REMS Real Estate Value-Opportunity Fund, and the REMS Real Estate Income 50/50 Fund.

In its capacity as administrator, CFS supervises all aspects of the operations of the Funds except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Funds, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Funds, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

As indicated above, CFS also provides accounting services to the REMS Real Estate Value Opportunity and REMS Real Estate Income 50/50 Funds. CFS will be responsible for accounting relating to the Funds and their investment transactions; maintaining certain books and records of the Funds; determining daily the NAV per share of the Funds; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

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CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Funds, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds during the periods indicated.

REMS Real Estate Value-Opportunity Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services

December 31, 2019	$26,843	$31,908	$34,309

December 31, 2018	$29,938	$34,490	$40,109

December 31, 2017	$54,704	$58,605	$57,465

REMS Real Estate Income 50/50 Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services

December 31, 2019	$19,543	$18,092	$20,658

December 31, 2018	$21,742	$20,961	$24,320

December 31, 2017	$23,313	$16,638	$10,011

REMS International Real Estate Value-Opportunity Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Administrative Services

December 31, 2019	$28,787	$38,401

December 31, 2018	$21,749	$25,819

December 31, 2017	$7,613	$2,411

Accounting Services. REMS International Real Estate Value-Opportunity Fund. UMB Fund Services, Inc. (“UMB”) acts as the accounting services agent for the REMS International Real Estate Value-Opportunity Fund. In this capacity, UMB maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For the fiscal years ended December 31, 2019, 2018, and 2017, the REMS International Real Estate Value-Opportunity Fund paid UMB fees of $44,129, $43,758, and $29,957, respectively, for such services.

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Custodian. UMB Bank, N.A. (the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Funds’ assets. The Custodian acts as the custodian of the Funds’ securities and cash. With the consent of the Trust, the Custodian has designated Brown Brothers Harriman & Co. as its agent to secure a portion of the assets of the Funds. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Funds outside the U.S. Such appointments are subject to appropriate review by the Trust’s Board.

Distributor and Principal Underwriter. First Dominion Capital Corp. (the “Distributor”), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of each Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor serves as the Funds’ principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public on a “best efforts” basis and then only in respect to orders placed – that is, the Distributor is under no obligations to sell any specific number of Shares. The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of each Fund’s shares is continuous. At present, the Funds are offering Institutional Shares, Platform Shares, and Z Shares. Institutional Shares have no distribution (i.e., 12b-1) fees. The Distributor may receive Rule 12b-1 fees from the Platform Shares of the Funds, as described in the applicable prospectus and this SAI.

The Distributor received no compensation from the Funds in the fiscal year ended December 31, 2017 as a result of the sale of each Fund’s shares. For its underwriting services the Distributor may receive compensation from the Funds’ 12b-1 plans to the extent that such plans generate sufficient fees to compensate for these services; otherwise, the Adviser is responsible for payment for such underwriting services. For the fiscal year ended December 31, 2018, the Distributor received compensation of $7,000 from the REMS Real Estate Value-Opportunity Fund and $5,000 from the REMS Real Estate Income 50/50 Fund from the Funds’ 12b-1 plans for such services. For the fiscal year ended December 31, 2019, the Distributor received no compensation from the Funds from the Funds’ 12b-1 plans or otherwise as a result of the sale of each Fund’s shares.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, KS 66211, serves as legal counsel to the Trust and the Funds.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Tait, Weller & Baker LLP is located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund’s securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Funds.

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Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Funds may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. The Funds may invest in securities traded in over-the-counter markets. In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect there transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Adviser, when placing transactions, may allocate a portion of each Fund’s brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser’s investment decision-making process. The term “investment recommendations or statistical research or similar services” means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Funds, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Funds.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

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Most of the Funds’ brokerage transactions are carried out through a single broker, designated as the Fund’s “prime broker.” The Funds may place trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Funds’ trades are processed. When the Funds sell a security short, the prime broker borrows the security on the Funds’ behalf, and the Funds post collateral for the benefit of the prime broker.

The aggregate amount of brokerage commissions paid for the past three fiscal years by the Funds are shown below. The variances in commissions paid by the Funds are due to increases or decreases in the Funds’ assets and corresponding increases or decreases in trading volume.

REMS Real Estate Value-Opportunity Fund

2019	2018	2017
$145,076	$293,443	$715,725

REMS Real Estate Income 50/50 Fund

2019	2018	2017
$48,891	$76,633	$151,694

REMS International Real Estate Value-Opportunity Fund

2019	2018	2017
$162,832	$119,705	$84,914

Securities of “Regular Broker-Dealers”. The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of December 31, 2019, the Funds did not hold any securities of any entity that would qualify as a regular broker or dealer.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds’ portfolio whenever necessary, in the Adviser’s opinion, to meet such Fund’s objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Funds will be less than 100%. For the fiscal years ended December 31, 2017, 2018, and 2019, the REMS Real Estate Value-Opportunity Fund’s portfolio turnover rate was 43.77%, 37.85% and 40.00%, respectively. For the fiscal years ended December 31, 2017, 2018, and 2019, the REMS Real Estate Income 50/50 Fund’s portfolio turnover rate was 36.06%, 19.70% and 19.70%, respectively. For the fiscal years ended December 31, 2017, 2018, and 2019, the REMS International Real Estate Value-Opportunity Fund’s portfolio turnover rate was 48.61%, 53.11% and 34.10%, respectively.

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DISTRIBUTION AND SHAREHOLDER SERVICING

In connection with promotion of the sales of the Funds, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Plan of Distribution. The Funds have a Plan of Distribution or “12b-1 Plan” for their Platform Shares under which they may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the Funds’ Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust”. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Funds may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds. It is anticipated that the 12b-1 Plan will benefit shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Funds by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable class’ outstanding shares of the Funds. Any agreement entered into pursuant to the 12b-1 Plans with a Financial Intermediary (defined below) is terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of the Funds, by the Distributor or by the Financial Intermediary. An agreement will also terminate automatically in the event of its assignment.

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The Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Funds; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Funds or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Funds, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Funds, forwarding communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Funds or its service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; and (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

For the fiscal years ended December 31, 2019, 2018, and 2017, the REMS Real Estate Value-Opportunity Fund paid the following 12b-1 fees:

2019	2018	2017
$19,177	$26,575	$49,907

All of the $19,177 in Rule 12b-1 fees incurred by the REMS Real Estate Value-Opportunity Fund for the fiscal year ended December 31, 2019 were used to pay platform expenses.

For the fiscal years ended December 31, 2019, 2018, and 2017, the REMS Real Estate Income 50/50 Fund paid the following 12b-1 fees:

2019	2018	2017
$5,463	$5,405	$6,087

All of the $5,463 in Rule 12b-1 fees incurred by the REMS Real Estate Income 50/50 Fund for the fiscal year ended December 31, 2019 were used to pay platform expenses.

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Shareholder Services Plan. In addition, pursuant to a Shareholder Services Plan, the Funds may also pay an institution (a “Financial Intermediary “) for shareholder support services, which may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Funds’ outstanding Platform Shares and Institutional Shares, which are owned of record or beneficially by that institution’s customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. Shareholder servicing fees are paid to Financial Intermediaries for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to shareholder; (v) providing shareholders with information as to their positions in a Fund; (vi) responding to shareholder inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares and Institutional Shares.

The Trust understands that Financial Intermediaries may charge fees to their customers who are the beneficial owners of Platform Shares and Institutional Shares, in connection with their accounts with such Financial Intermediaries. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, Financial Intermediaries are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares and Institutional Shares.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your authorized institution. The offering price per share is equal to the NAV next determined after the Funds or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Funds prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses. Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Funds. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Funds reserve the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. Shareholders may exchange their shares for the same class of shares of any other series of the Trust managed by the Adviser, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. Note that Institutional Shares and Platform Shares of a Fund may be exchanged into Z Shares of that Fund or another Fund so long as the eligibility requirements of Z Shares are met.

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Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Funds’ NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its NAV. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Funds under the exchange privilege, within a short period, the Funds may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Funds’ general policy to initially invest in short- term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with a Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Funds may not be available until the third business day following the sale. The Funds you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at the NAV of the Funds next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Funds and/or certain other funds of the Trust.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to CFS, the Trust’s transfer agent, in writing. The Board may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) the SEC has by order permitted such suspension; or (c) an emergency, as defined by the rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Funds are not reasonably practicable.

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SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Funds offer the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions. You may redeem shares or transfer into another Fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Trust employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Trust believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Trust has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Funds from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Funds. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans. Shares of the Funds are available for purchase in connection with the following tax- deferred prototype retirement plans:

1.	Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Funds as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.	Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at (800) 673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

TAX STATUS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

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In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. Each Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Funds will qualify as RICs if, among other things, they meet the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Funds in the same manner as realized by the partnership or trust.

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If a RIC fails this 90% income test it is no longer subject to a 21% penalty as long as such failure is inadvertent. Instead, such RIC is only required to pay the tax on the amount of shortfall to the amount that would have satisfied the 90% income test.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Funds will be relieved of U.S. federal income tax on any income of the Funds, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Funds will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Funds intend to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

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The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Funds may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to 2011, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Funds held a particular warrant. Upon the exercise of a warrant acquired by the Funds, the Funds’ tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that each Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Funds’ shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Funds’ distributions, to the extent derived from the Funds’ current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Funds’ current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Funds would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Funds failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

The Board reserves the right not to maintain the qualifications of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by a Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by a Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Dividends received by a Fund from an exchange traded fund (“ETF”) or other investment company taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such ETF. If you lend your Fund shares pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends (paid while the Fund shares are held by the borrower) as qualified dividend income. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short- term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As RICs, the Funds will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Funds and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to a Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and(ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gain, if any, at least annually. If, however, the Funds were to retain any net capital gain, the Funds may designate the retained amount as undistributed capital gain in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, its proportionate shares of such undistributed amount, and (ii) will be entitled to credit its proportionate shares of the federal income tax paid by the Funds on the undistributed amount against its U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Funds will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

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Sales and other dispositions of the shares, such as an exchange, of the Funds generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Funds are properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Funds will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Funds generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice.

You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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Backup Withholding. The Funds generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Funds after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., capital gain dividends, short-term capital gain dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Funds with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Funds require to comply with the new rules. Persons investing in the Funds through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Funds. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

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Shares Purchased Through Tax Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans, and the precise effect of an investment on their particular tax situation.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. This preferential treatment may not be available to the extent the Funds receive such interest indirectly through an investment in an ETF. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Original Issue Discount, Pay-in-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Funds) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Funds may elect to accrue market discount currently, in which case the Funds will be required to include the accrued market discount in a Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Funds elect. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Funds will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Funds may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher Risk Securities. To the extent such investments are permissible for the Funds, the Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Funds should recognize market discount on a debt obligation, and if so, what amount of market discount the Funds should recognize. These and other related issues will be addressed by the Funds when, as and if it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Funds may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Funds may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Funds, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Section 1256 Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Funds at the end of each taxable year will be “marked-to-market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Funds on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss. Tax-Exempt Shareholders - A tax-exempt shareholder could recognize unrelated business taxable income (UBTI) by virtue of its investment in the Funds if shares in the Funds constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Funds recognize “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Funds exceed the Funds’ investment company taxable income (after taking into account deductions for dividends paid by the Funds).

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In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Funds that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Funds that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. The Funds have not yet determined whether such an election will be made. CRTs and other tax- exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Funds in certain PFICs could potentially subject the Funds to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to- market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Funds may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Funds to offset income or gains earned in subsequent taxable years.

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Foreign Taxation. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

The ETFs and other investment companies in which the Funds invest may invest in foreign securities. Dividends and interest received by an ETF’s or investment company’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. As noted above, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF or investment company in which the Funds invest is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s or investment company’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF or investment company should be eligible to file an election with the IRS that may enable its shareholders, including the Funds in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the Funds, subject to certain limitations. The Funds, however, are not expected to be able to pass these benefits along to its shareholders.

Foreign Shareholders. Capital gain dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than capital gain dividends paid by the Funds to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

In general, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Funds in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Funds invest in an underlying fund that pays such distributions to the Funds, such distributions retain their character as not subject to withholding if properly reported when paid by the Funds to foreign persons.

The Funds are permitted to report such part of their dividends as interest-related or short-term capital gain dividends as are eligible, but are not required to do so. These exemptions from withholding will not be available to foreign shareholders of the Funds that do not currently report their dividends as interest- related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Funds reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

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Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Funds or to the capital gain dividend the foreign shareholder received (as described below).

Special rules would apply if the Funds were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Funds in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Funds from a lower-tier regulated investment company or REIT that the Funds are required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Funds. On and after January 1, 2012, this “look- through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Funds from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Funds are characterized as a USRPHC will depend upon the nature and mix of the Funds’ assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Funds.

If a beneficial holder of Funds shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Funds shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

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To qualify for any exemptions from withholding described above or for lower withholding 2010 tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Funds should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Funds after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided:

(a)	by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and

(b)	by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Funds fail to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

Possible Tax Law Changes. At the time that this SAI is being prepared, the coronavirus (COVID-19) is affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL INFORMATION

The Funds’ audited financial statements for the fiscal year ended December 31, 2019, including the financial highlights appearing in the Annual Report to shareholders, have been adopted by the Funds and are incorporated by reference and made a part of this document. You may obtain a copy of the Funds’ annual and semi-annual reports at www.remsgroupfunds.com or request a copy of these, once available, at no charge by calling the Funds at:

WORLD FUNDS TRUST

8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235

Telephone: (800) 673-0550

Website: www.remsgroupfunds.com

e-mail: mail@ccofva.com

55

APPENDIX A

WORLD FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

56

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U.S. Securities and Exchange Commission no later than August 31st of each year.

Adopted: November 26, 2013

Last Amended: February 20, 2019

57

APPENDIX B

ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, it is the policy of REMS Group, LLC to vote all proxies in respect of securities in client accounts (“Client Securities”) over which REMS has voting discretion in a manner consistent with the best interests of REMS’ clients.

The CCO is responsible for ensuring adherence to REMS’ Proxy Voting Policy (the “Policy”).

General Intent

REMS generally will monitor proposed corporate actions and proxy matters in respect of Client Securities, and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies, (ii) abstain, or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, REMS will determine how to vote proxies based on reasonable judgment of which vote is most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, REMS will consider both sides of each proxy issue. Consistent with REMS’ paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a client.

ERISA Accounts

When voting proxies of securities held in plan investment portfolios, REMS recognizes:

1.	Trustees are responsible for voting proxies held by a plan, unless the plan documents authorize the investment adviser or another person to vote them.

2.	REMS is not required to tender shares held by a plan in a tender offer contest, even if the price is at a premium.

3.	If REMS is delegated authority to vote proxies, its activities will be monitored by the plan trustee or other plan official. Such official may also issue written guidelines to the adviser governing proxy voting.

4.	REMS may not delegate authority to vote proxies, unless the plan instrument or investment adviser agreement expressly allows such delegation.

Conflicts of Interest

Conflicts of interest between REMS or a principal of REMS and REMS’ clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of Client Securities.

58

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	Vote securities based on a pre-determined voting policy set forth in the Proxy Voting Policy Section;

2.	Vote client securities based upon the recommendations of an independent third party; or

3.	Provide the client with sufficient information regarding the shareholder vote and REMS’ potential conflict to the client and obtain the client’s consent before voting or request the client to engage another party to determine how the proxies should be voted.

Recordkeeping Requirements

REMS shall maintain the following records relating to this Policy:

1.	A copy of the Policy as it may be amended from time to time.

2.	A copy of each proxy statement received by REMS in respect of Client Securities. This requirement may be satisfied by relying on a third party to make and retain, on REMS’ behalf, a copy of a proxy statement (provided that REMS has obtained an agreement from the third party to provide a copy of the proxy statement promptly upon request), or REMS may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

3.	A record of each vote cast by REMS on behalf of a client. This requirement may be satisfied by relying on a third party to make and retain, on REMS’ behalf, a record of the vote cast (if REMS has obtained an agreement from the third party to provide a copy of the record promptly upon request).

4.	A copy of any document created by REMS that was material to making a decision about how to vote proxies on behalf of a client or that memorializes the basis for that decision.

5.	A copy of each written client request for information about how REMS voted proxies on behalf of the client, and a copy of any written response by REMS to any such (written or oral) client request.

All of the foregoing records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of REMS.

With respect to the Mutual Funds, REMS follows the Proxy Voting Policy consistent with the Funds’ policies and procedures.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. REMS has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, REMS has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where REMS receives written or electronic notice of a class action lawsuit, settlement, or verdict affecting securities owned by a client, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

In deciding whether to participate in a class action lawsuit with respect to the Mutual Funds, REMS follows the policies and procedures of the Fund.

Excerpt from REMS Group, LLC July 31, 2019 Compliance Policies and Procedures Manual

59

APPENDIX C

Nominating and Corporate Governance Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1. The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

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Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:                 August 2, 2013

61

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007.[42]

(a)(2)	Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007.[42]

(a)(3)	Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007, and amended on June 23, 2008 and November 16, 2016.[41]

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016.[41]

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund.[17]

(d)(2)	Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund.[17]

(d)(3)	Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc.[2]

(d)(4)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM V2000 SmallCap Value Fund.[42]

(d)(5)	Investment Advisory Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM MicroCap Value Fund.[24]

(d)(6)

Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Core Fund, Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) (formerly known as the Toreador Funds).[77]

(d)(7)	Investment Advisory Agreement between the Registrant and Mission Institutional Advisors, LLC dba Mission Funds Advisers with respect to the Mission-Auour Risk-Managed Global Equity Fund.[47]

(d)(8)	Investment Sub-Advisory Agreement between Mission Institutional Advisors, LLC and Auour Investment, LLC with respect to the Mission-Auour Risk-Managed Global Equity Fund.[47]

(d)(9)

Investment Advisory Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS International Real Estate Value-Opportunity Fund and the REMS Real Estate Value-Opportunity Fund.[66]

(d)(10)	Investment Advisory Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS Real Estate Income 50/50 Fund.[5]

(d)(11)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund.[18]

(d)(12)	Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Focused Small Cap Value Fund. [77]

(d)(13)

Amended Investment Advisory Agreement between the Registrant and Cboe Vest Financial LLC, with respect to the Cboe Vest S&P 500® Buffer Strategy Fund, Cboe Vest S&P 500® Enhanced Growth Strategy Fund,  and Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund.  (collectively the “Cboe Vest Family of Funds”).[81]

(d)(14)

Investment Advisory Agreement between the Registrant and Systelligence, LLC with respect to The E-Valuator Very Conservative (0%-15%) RMS Fund, The E-Valuator Conservative (15%-30%) RMS Fund, The E-Valuator Conservative/Moderate (30%-50%) RMS Fund, The E-Valuator Moderate (50%-70%) RMS Fund, The E-Valuator Growth (70%-85%) RMS Fund, The E-Valuator Aggressive Growth (85%-99%) RMS Fund (“collectively “The E-Valuator Funds”).[23]

(d)(15)

Amended Investment Advisory Agreement between the Registrant and Secure Investment Management, LLC, with respect to the SIM U.S. Core Managed Volatility Fund, SIM Global Core Managed Volatility Fund, SIM Global Moderate Managed Volatility Fund, SIM Global Equity Fund and SIM Income Fund (“the SIM Funds”).[60]

(d)(16)	Investment Advisory Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the OTG Latin America Fund. [70]

(d)(17)	Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund. [70]

(e)(1)	Principal Underwriter Agreement dated February 18, 2016 between the Registrant and First Dominion Capital Corp.[19]

(e)(2)	Schedule A to the Principal Underwriter Agreement dated February 18, 2016 between the Registrant and First Dominion Capital Corp. with respect to the Union Street Value Fund.[31]

(e)(3)	Schedule A to the Principal Underwriter Agreement dated February 18, 2016 between the Registrant and First Dominion Capital Corp. with respect to the Clifford Capital Partners Fund.[30]

(e)(4)	Schedule A to the Principal Underwriter Agreement dated August 29, 2019 between the Registrant and First Dominion Capital Corp. with respect to the Clifford Capital Focused Small Cap Value Fund. [77]

(e)(5)	Schedule A to the Principal Underwriter Agreement dated February 18, 2016 between the Registrant and First Dominion Capital Corp. with respect to the Perkins Discovery Fund.[26]

(e)(6)

Amended Schedule A dated November 14, 2017 to the Principal Underwriter Agreement between the Registrant and First Dominion Capital Corp. with respect to the Mission-Auour Risk-Managed Global Equity Fund.[45]

(e)(7)

Schedule A to the Principal Underwriter Agreement dated February 18, 2016 between the Registrant and First Dominion Capital Corp. with respect to the REMS International Real Estate Value-Opportunity Fund, the REMS Real Estate Income 50/50 Fund and the REMS Real Estate Value-Opportunity Fund (collectively the “REMS Funds”).[22]

(e)(8)

Schedule A to the Principal Underwriter Agreement dated April 21, 2016 between the Registrant and First Dominion Capital Corp with respect to the DGHM V2000 SmallCap Value Fund and the DGHM MicroCap Value Fund (collectively the “DGHM Funds”).[24]

(e)(9)	Schedule A to the Principal Underwriter Agreement dated April 21, 2016 between the Registrant and First Dominion Capital Corp with respect to the Cboe Vest Family of Funds.[27]

(e)(10)	Schedule A to the Principal Underwriter Agreement dated August 24, 2016 between the Registrant and First Dominion Capital Corp with respect to the Cboe Vest Enhanced Growth Funds.[28]

(e)(11)	Amended Principal Underwriter Agreement dated July 14, 2017 between the Registrant and First Dominion Capital Corp with respect to the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund.[39]

(e)(12)	Schedule A to the Principal Underwriter Agreement dated April 21, 2016 between the Registrant and First Dominion Capital Corp with respect to The E-Valuator Funds.[23]

(e)(13)	Principal Underwriter Agreement dated August 31, 2019 between the Registrant and First Dominion Capital Corp with respect to the Applied Finance Funds. [77]

(e)(14)	Amended Principal Underwriter Agreement dated May 16, 2018 between the Registrant and First Dominion Capital Corp with respect to the SIM Funds.[58]

(e)(15)	Schedule A to the Principal Underwriter Agreement dated February 20, 2019 between the Registrant and First Dominion Capital Corp. with respect to the OTG Latin American Fund. [70]

(e)(16)	Schedule A to the Principal Underwriter Agreement dated February 20, 2019 between the Registrant and First Dominion Capital Corp. with respect to the Rule One Fund. [70]

(f)	Not applicable.

(g)(1)	Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A.[42]

(g)(2)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund.[2]

(g)(3)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund.[2]

(g)(4)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Income 50/50 Fund.[5]

(g)(5)	Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the REMS Real Estate Value-Opportunity Fund.[6]

(g)(6)	Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series. [77]

(g)(7)	Amended Appendix B and revised Appendix C to the Custody Agreement dated June 15, 2008 between the Registrant and UMB Bank, N.A., to include the OTG Latin America Fund. (To be filed by amendment)

(h)(1)	Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc.[19]

(h)(2)	Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund.[47]

(h)(3)	Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund.[26]

(h)(4)	Fund Services Agreement dated September 20, 2017 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Mission-Auour Risk-Managed Global Equity Fund.[45]

(h)(5)	Fund Services Agreement dated January 1, 2016 and Amended March 1, 2018 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REMS Funds.[66]

(h)(6)

Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund. [77]

(h)(7)	Amended Fund Services Agreement dated March 1, 2017 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the DGHM Funds.[37]

(h)(8)	Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cboe Vest Family of Funds.[27]

(h)(9)	Exhibit A to the Fund Services Agreement dated August 24, 2016 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cboe Vest Enhanced Growth Fund.[28]

(h)(10)	Amended Fund Services Agreement dated July 14, 2017 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund.[39]

(h)(11)	Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of The E-Valuator Funds.[74]

(h)(12)	Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds. [77]

(h)(13)	Fund Services Agreement dated April 24, 2018 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SIM Funds.[58]

(h)(14)	Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America Fund. [70]

(h)(15)	Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund. [70]

(h)(16)

Amended and Restated Schedule A dated October 31, 2014 to the Accounting Services Agreement between the Registrant and UMB Fund Services, Inc. with respect to REMS International Real Estate Value-Opportunity Fund.[7]

(h)(17)

Amended and Restated Schedule A dated February 29, 2016 to the Accounting Services Agreement between the Registrant and UMB Fund Services, Inc. with respect to OTG Latin America Fund.(To be filed by amendment)

(h)(18)	Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund.[63]

(h)(19)	Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund.[75]

(h)(20)	Expense Limitation Agreement between the Registrant and Dalton, Greiner, Hartman, Maher & Co., LLC with respect to the DGHM Funds. [75]

(h)(21)

Expense Limitation Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS Real Estate Income 50/50 Fund, REMS Real Estate Value-Opportunity Fund and REMS International Real Estate Value-Opportunity Fund.(Filed herewith)

(h)(22)	Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Funds. [77]

(h)(23)	Expense Limitation Agreement between the Registrant and Mission Institutional Advisors, LLC with respect to the Mission-Auour Risk-Managed Global Equity Fund.[82]

(h)(24)	Expense Limitation Agreement between the Registrant and Cboe Vest Financial LLC, with respect to the Cboe Vest Family of Funds.[82]

(h)(25)	Amended Expense Limitation Agreement between the Registrant and Systelligence, LLC, with respect to The E-Valuator Funds.[66]

(h)(26)	Expense Limitation Agreement between the Registrant and Secure Investment Management, LLC, with respect to the SIM Funds.[82]

(h)(27)	Expense Limitation Agreement between the Registrant and Strategic Asset Management, Ltd. with respect to the OTG Latin America Fund. [70]

(h)(28)	Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund. [70]

(h)(29)	Expense Limitation Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund. [80]

(h)(30)	Shareholder Services Plan, dated August 2, 2013 as amended April 21, 2016, with respect to Investor Class Shares of the DGHM Funds.[24]

(h)(31)	Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds. [77]

(h)(32)	Shareholder Services Plan, dated April 21, 2016, with respect to the Cboe Vest Family of Funds Class A Shares and Class C Shares.[27]

(h)(33)	Shareholder Services Plan, dated August 24, 2016, with respect to the Cboe Vest Enhanced Growth Fund Class A Shares and Class C Shares.[28]

(h)(34)

Amended Shareholder Services Plan, dated July 14, 2017, with respect to the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund Class A Shares, Class C Shares, Institutional and Investor Class Shares.[39]

(h)(35)	Amended Shareholder Services Plan with respect to the REMS Real Estate Income 50/50 Fund, REMS Real Estate Value-Opportunity Fund and the REMS International Real Estate Value-Opportunity Fund.[38]

(h)(36)	Shareholder Services Plan, dated April 21, 2016, with respect to The E-Valuator Funds Investor Class Shares and Institutional Class Shares.[23]

(h)(37)	Shareholder Services Plan, dated September 20, 2017, with respect to the Mission-Auour Risk-Managed Global Equity Fund Class A Shares, Institutional Shares and Investor Shares.[45]

(h)(38)	Shareholder Services Plan, dated February 20, 2019, with respect to the OTG Latin America Fund Class A Shares and Class C Shares. [70]

(h)(39)	Administrative Services Agreement dated April 18, 2018, with respect to the SIM Funds.[60]

(i)(1)	Opinion and Consent of Legal Counsel for Union Street Partners Value Fund.[42]

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund.[79]

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund. [42]

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund. [75]

(i)(5)	Opinion and Consent of Legal Counsel for DGHM V2000 Small Cap Value Fund.[42]

(i)(6)	Consent of Legal Counsel for DGHM Funds.[74]

(i)(7)	Opinion and Consent of Legal Counsel for DGHM MicroCap Value Fund.[24]

(i)(8)	Consent of Legal Counsel for Applied Finance Funds.[76]

(i)(9)	Opinion of Legal Counsel for Applied Finance Dividend Fund (formerly Toreador International Fund).[12]

(i)(10)	Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund).[12]

(i)(11)	Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund).[12]

(i)(12)	Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust.[13]

(i)(13)	Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund).[11]

(i)(14)	Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund).[25]

(i)(15)	Consent of Legal Counsel for the Mission-Auour Risk-Managed Global Equity Fund.[82]

(i)(16)	Opinion and Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund.[42]

(i)(18)	Opinion and Consent of Legal Counsel for REMS Real Estate Income 50/50 Fund.[5]

(i)(19)	Opinion of Legal Counsel for REMS Real Estate Income 50/50 Fund.[9]

(i)(20)	Opinion and Consent of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[6]

(i)(21)	Opinion of Legal Counsel for REMS Real Estate Value-Opportunity Fund.[9]

(i)(22)	Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund.(Filed herewith)

(i)(23)	Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund.[18]

(i)(24)	Consent of Legal Counsel for Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund. [77]

(i)(25)	Opinion and Consent of Legal Counsel for Clifford Capital Focused Small Cap Value Fund. [77]

(i)(26)	Opinion and Consent of Legal Counsel for the Cboe Vest Family of Funds.[27]

(i)(27)	Opinion and Consent of Legal Counsel for Cboe Vest Enhanced Growth Fund.[28]

(i)(29)	Consent of Legal Counsel for the Cboe Vest Family of Funds.[81]

(i)(29)	Opinion and Consent of Legal Counsel for Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund.[39]

(i)(30)	Opinion and Consent of Legal Counsel for the Cboe Vest Family of Funds with respect to the Class Y Shares.[51]

(i)(31)	Opinion and Consent of Legal Counsel for The E-Valuator Funds.[23]

(i)(32)	Consent of Legal Counsel for The E-Valuator Funds.[78]

(i)(33)	Opinion and Consent of Legal Counsel for the SIM Funds.[53]

(i)(34)	Consent of Legal Counsel for SIM Funds. [80]

(i)(35)	Opinion and Consent of Legal Counsel for OTG Latin America Fund.[67]

(i)(36)	Opinion and Consent of Legal Counsel for Rule One Fund. [70]

(j)(1)	Consent of Independent Public Accountants for Union Street Partners Value Fund.[79]

(j)(2)	Consent of Independent Public Accountants for Perkins Discovery Fund. [75]

(j)(3)	Consent of Independent Public Accountants for DGHM Funds.[74]

(j)(4)	Consent of Independent Certified Public Accountants, Grant Thornton LLP for the DGHM MicroCap, G.P.[24]

(j)(5)	Consent of Independent Certified Public Accountants, Grant Thornton LLP for the DGHM MicroCap, G.P.[37]

(j)(6)	Consent of Independent Public Accountants for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund.(Filed herewith)

(j)(7)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds.[76]

(j)(8)	Consent of Independent Registered Public Accounting firm for the Mission-Auour Risk-Managed Global Equity Fund.[82]

(j)(9)	Consent of Independent Registered Public Accounting firm for Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund. [77]

(j)(10)	Consent of Independent Registered Public Accounting firm for the Cboe Vest Family of Funds.[81]

(j)(11)	Consent of Independent Registered Public Accounting firm for The E-Valuator Funds. [78]

(j)(12)	Consent of Independent Registered Public Accounting firm for SIM Funds. [80]

(j)(13)	Consent of Independent Registered Public Accounting firm for OTG Latin America Fund.[67]

(j)(14)	Consent of Independent Registered Public Accounting firm for Rule One Fund. [70]

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund.[7]

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund.[2]

(m)(3)	Distribution Plan Pursuant to Rule 12b-1 for the Investor Class Shares and Class C Shares of the DGHM Funds.[24]

(m)(4)	Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds.[77]

(m)(5)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Class A Shares and Class C Shares of the Mission-Auour Risk-Managed Global Equity Fund.[45]

(m)(6)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Income 50/50 Fund.[5]

(m)(7)	Distribution Plan Pursuant to Rule 12b-1, dated August 15, 2014, for the Platform Class Shares of the REMS Real Estate Value-Opportunity Fund.[6]

(m)(8)	Distribution Plan Pursuant to Rule 12b-1, dated May 16, 2017, for the Platform Class Shares of the REMS International Real Estate Value-Opportunity Fund.[38]

(m)(9)	Distribution Plan Pursuant to Rule 12b-1, dated November 10, 2015, for the Clifford Capital Partners Fund.[18]

(m)(10)	Distribution Plan Pursuant to Rule 12b-1, dated August 29, 2019, for the Clifford Capital Partners Fund and Clifford Capital Focused Small Cap Value Fund. [77]

(m)(11)	Distribution Plan Pursuant to Rule 12b-1, dated July 6, 2016, for the Cboe Vest Family of Funds.[27]

(m)(12)	Distribution Plan Pursuant to Rule 12b-1, dated August 24, 2016, for the Cboe Vest Enhanced Growth Fund.[28]

(m)(13)	Amended Distribution Plan Pursuant to Rule 12b-1, dated July 14, 2017 for the Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund.[39]

(m)(14)	Distribution Plan Pursuant to Rule 12b-1, dated April 21, 2016, for The E-Valuator Funds.[23]

(m)(15)	Distribution Plan Pursuant to Rule 12b-1, dated February 20, 2019 for the OTG Latin America Fund. [70]

(n)(1)	Rule 18f-3 Multiple Class Plan for the Union Street Partners Value Fund.[47]

(n)(2)	Rule 18f-3 Multiple Class Plan for the DGHM Funds.[37]

(n)(3)	Rule 18f-3 Multiple Class Plan for the Applied Finance Funds. [77]

(n)(4)	Rule 18f-3 Multiple Class Plan for the Mission-Auour Risk-Managed Global Equity Fund.[45]

(n)(5)	Amended Rule 18f-3 Multiple Class Plan for the REMS Real Estate Income 50/50 Fund, REMS International Real Estate Value-Opportunity Fund and the REMS Real Estate Value-Opportunity Fund.[50]

(n)(6)	Rule 18f-3 Multiple Class Plan for the Clifford Capital Partners and Clifford Capital Focused Small Cap Value Fund. [77]

(n)(7)	Rule 18f-3 Multiple Class Plan for the Strategic Global Long/Short Fund.[19]

(n)(8)	Rule 18f-3 Multiple Class Plan for the Cboe Vest Family of Funds.[52]

(n)(9)	Rule 18f-3 Multiple Class Plan for The E-Valuator Funds.[23]

(n)(10)	Rule 18f-3 Multiple Class Plan for the OTG Latin America Fund. [70]

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant.[41]

(p)(2)	Code of Ethics for Principal Underwriter.[58]

(p)(3)	Code of Ethics for Union Street Partners, LLC.[63]

(p)(4)	Code of Ethics for McGinn Investment Management, Inc. [5]

(p)(5)	Code of Ethics for Perkins Capital Management, Inc. [42]

(p)(6)	Code of Ethics for Real Estate Management Services Group, LLC.[38]

(p)(7)	Code of Ethics for Applied Finance Advisors, LLC.[82]

(p)(8)	Code of Ethics for Mission Institutional Advisors, LLC dba Mission Funds Advisors.[45]

(p)(9)	Code of Ethics for Auour Investments, LLC. [77]

(p)(10)	Code of Ethics for Dalton, Greiner, Hartman, Maher & Co., LLC.[69]

(p)(11)	Code of Ethics for Strategic Asset Management, Ltd.[7]

(p)(12)	Code of Ethics for Clifford Capital Partners, LLC.[80]

(p)(13)	Code of Ethics for Cboe Vest Financial LLC.[81]

(p)(14)	Code of Ethics for Systelligence, LLC.[23]

(p)(15)	Code of Ethics for Secure Investment Management, LLC.[53]

(p)(16)	Code of Ethics for Rule One Partners, LLC.[70]

(q)	Powers of Attorney.[42]

1.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014. (File Nos. 333-148723 and 811-22172).
2.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2014. (File Nos. 333-148723 and 811-22172).
3.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 1, 2014. (File Nos. 333-148723 and 811-22172).
4.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
5.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
6.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 15, 2014. (File Nos. 333-148723 and 811-22172).
7.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 31, 2014. (File Nos. 333-148723 and 811-22172).
8.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 29, 2014. (File Nos. 333-148723 and 811-22172).
9.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2015. (File Nos. 333-148723 and 811-22172).
10.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on March 31, 2015. (File Nos. 333-148723 and 811-22172).
11.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2015. (File Nos. 333-148723 and 811-22172).
12.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 8, 2015. (File Nos. 333-148723 and 811-22172).
13.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 6, 2015. (File Nos. 333-148723 and 811-22172).
14.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2015. (File Nos. 333-148723 and 811-22172).
15.	Omitted

16.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 6, 2015. (File Nos. 333-148723 and 811-22172).
17.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 20, 2015. (File Nos. 333-148723 and 811-22172).
18.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 8, 2016. (File Nos. 333-148723 and 811-22172).
19.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 23, 2016. (File Nos. 333-148723 and 811-22172).
20.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2016. (File Nos. 333-148723 and 811-22172).
21.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2016. (File Nos. 333-148723 and 811-22172).
22.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2016. (File Nos. 333-148723 and 811-22172).
23.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 26, 2016. (File Nos. 333-148723 and 811-22172).
24.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 31, 2016. (File Nos. 333-148723 and 811-22172).
25.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 30, 2016. (File Nos. 333-148723 and 811-22172).
26.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 29, 2016. (File Nos. 333-148723 and 811-22172).
27.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 23, 2016. (File Nos. 333-148723 and 811-22172).
28.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 12, 2016. (File Nos. 333-148723 and 811-22172).
29.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 23, 2016. (File Nos. 333-148723 and 811-22172).
30.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 30, 2017. (File Nos. 333-148723 and 811-22172).
31.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 30, 2017. (File Nos. 333-148723 and 811-22172).
32.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 30, 2017. (File Nos. 333-148723 and 811-22172).
33.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2017. (File Nos. 333-148723 and 811-22172).
34.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 1, 2017. (File Nos. 333-148723 and 811-22172).
35.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 1, 2017. (File Nos. 333-148723 and 811-22172).
36.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 1, 2017. (File Nos. 333-148723 and 811-22172).
37.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 28, 2017. (File Nos. 333-148723 and 811-22172).
38.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 29, 2017. (File Nos. 333-148723 and 811-22172).
39.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 25, 2017. (File Nos. 333-148723 and 811-22172).
40.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 31, 2017. (File Nos. 333-148723 and 811-22172).
41.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2017. (File Nos. 333-148723 and 811-22172).

42.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 4, 2017. (File Nos. 333-148723 and 811-22172).
43.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017. (File Nos. 333-148723 and 811-22172).
44.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on November 7, 2017. (File Nos. 333-148723 and 811-22172).
45.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 28, 2017. (File Nos. 333-148723 and 811-22172).
46.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 29, 2018. (File Nos. 333-148723 and 811-22172).
47.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 29, 2018. (File Nos. 333-148723 and 811-22172).
48.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 29, 2018. (File Nos. 333-148723 and 811-22172).
49.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 29, 2018. (File Nos. 333-148723 and 811-22172).
50.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 23, 2018. (File Nos. 333-148723 and 811-22172).
51.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 26, 2018. (File Nos. 333-148723 and 811-22172).
52.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2018. (File Nos. 333-148723 and 811-22172).
53.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 18, 2018. (File Nos. 333-148723 and 811-22172).
54.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2018. (File Nos. 333-148723 and 811-22172).
55.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2018. (File Nos. 333-148723 and 811-22172).
56.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2018. (File Nos. 333-148723 and 811-22172).
57.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 15, 2018. (File Nos. 333-148723 and 811-22172).
58.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 28, 2018. (File Nos. 333-148723 and 811-22172).
59.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 16, 2018. (File Nos. 333-148723 and 811-22172).
60.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 30, 2018. (File Nos. 333-148723 and 811-22172).
61.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2018. (File Nos. 333-148723 and 811-22172).
62.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on October 1, 2018. (File Nos. 333-148723 and 811-22172).
63.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019. (File Nos. 333-148723 and 811-22172).
64.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019. (File Nos. 333-148723 and 811-22172).
65.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019. (File Nos. 333-148723 and 811-22172).
66.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019. (File Nos. 333-148723 and 811-22172).
67.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 27, 2019. (File Nos. 333-148723 and 811-22172).

68.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2019. (File Nos. 333-148723 and 811-22172).
69.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2019. (File Nos. 333-148723 and 811-22172).
70.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on March 27, 2019. (File Nos. 333-148723 and 811-22172).
71.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019. (File Nos. 333-148723 and 811-22172).
72.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019. (File Nos. 333-148723 and 811-22172).
73.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019. (File Nos. 333-148723 and 811-22172).
74.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on June 28, 2019. (File Nos. 333-148723 and 811-22172).
75.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on July 27, 2019. (File Nos. 333-148723 and 811-22172).
76.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on August 28, 2019. (File Nos. 333-148723 and 811-22172).
77.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2020. (File Nos. 333-148723 and 811-22172).
78.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2020. (File Nos. 333-148723 and 811-22172).
79.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on January 28, 2020. (File Nos. 333-148723 and 811-22172).
80.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2020. (File Nos. 333-148723 and 811-22172).
81.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on February 28, 2020. (File Nos. 333-148723 and 811-22172).
82.	Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on April 29, 2020. (File Nos. 333-148723 and 811-22172).

Item 29. Persons Controlled By or Under Common Control With Registrant

None.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Investment Management, Inc.	801-40578
Dalton, Greiner, Hartman, Maher & Co., LLC	801-62895
Perkins Capital Management, Inc.	801-22888
Real Estate Management Services Group, LLC	801-61061
Mission Institutional Advisors, LLC dba Mission Funds Advisors	801-111759
Auour Investments, LLC	801-80544
Applied Finance Advisors, LLC	801-66461
Strategic Asset Management, Ltd.	801-70903
Clifford Capital Partners, LLC	801-78911
Cboe Vest Financial LLC	801-77463
Systelligence, LLC	801-107695
Secure Investment Management, LLC	801-80752
Rule One Partners, LLC	801-113947

Item 32. Principal Underwriters

a)	Not applicable.

b)

First Dominion Capital Corp. The information required by this Item 32(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to the Funds).

b)	First Dominion Capital Corporation, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as distributor to the Funds).

c)	Union Street Partners LLC, 1421 Prince Street, Suite 400 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

d)	McGinn Investment Management, Inc., 201 North Union Street, Suite 101, Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

e)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

f)	Dalton, Greiner, Hartman, Maher & Co., LLC, 565 Fifth Avenue, Suite 2101, New York, New York 10017 (records relating to its function as the investment adviser to the DGHM Funds).

g)

Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, Florida 34102-6407 (records relating to its function as the investment adviser to the REMS International Real Estate Value-Opportunity Fund; REMS Real Estate Income 50/50 Fund, and REMS Real Estate Value-Opportunity Fund).

h)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

i)

Mission Institutional Advisors, LLC dba Mission Funds Advisors, 5956 Sherry Lane, Suite 1000, Dallas, Texas 75225 (records relating to its function as the investment adviser to the Mission-Auour Risk-Managed Global Equity Fund).

j)	Auour Investments, LLC, 162 Main Street, Suite 2, Wenham, Massachusetts 01984 (records relating to its function as sub-adviser to the Mission-Auour Risk-Managed Global Equity Fund).

k)	Strategic Asset Management, Ltd., Calle Ayacucho No. 277, La Paz, Bolivia (records relating to its function as the investment adviser to the OTG Latin America Fund).

l)

Clifford Capital Partners, LLC, 395 S. Main Street, #203 Alpine, Utah 84020 (records relating to its function as the investment adviser to the Clifford Capital Partners Fund and the Clifford Capital Focused Small Cap Value Fund).

m)	Cboe Vest Financial LLC, 1765 Greensboro Station Place, 9th Floor, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Cboe Vest Family of Funds).

n)	Systelligence, LLC, 7760 France Avenue South, Suite 620, Bloomington, Minnesota 55435 (records relating to its function as the investment adviser to The E-Valuator Funds).

o)	Secure Investment Management, LLC, 3067 W Ina Road, Suite 125, Tucson, Arizona 85741 (records relating to its function as the investment adviser to the SIM Funds).

p)	Rule One Partners, LLC, 891 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).

Item 34. Management Services

          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 358 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 29th day of April, 2020.

WORLD FUNDS TRUST

By: /s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 358 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*David J. Urban	Trustee	April 29, 2020

*Mary Lou H. Ivey	Trustee	April 29, 2020

*Theo H. Pitt, Jr.	Trustee	April 29, 2020

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	April 29, 2020

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	April 29, 2020

*By: /s/ Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBITS

(h)(21)

Expense Limitation Agreement between the Registrant and Real Estate Management Services Group, LLC with respect to the REMS Real Estate Income 50/50 Fund, REMS Real Estate Value-Opportunity Fund and REMS International Real Estate Value-Opportunity Fund.

(i)(22)	Consent of Legal Counsel for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund.

(j)(6)	Consent of Independent Public Accountants for REMS International Real Estate Value-Opportunity Fund, REMS Real Estate Income 50/50 Fund and REMS Real Estate Value-Opportunity Fund.